UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04526
Name of Registrant:	Vanguard Quantitative Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: September 30
Date of reporting period: October 1, 2015 – March 31, 2016
Item 1: Reports to Shareholders

Semiannual Report | March 31, 2016

Vanguard Growth and Income Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended March 31, 2016
Total
Returns
Vanguard Growth and Income Fund
Investor Shares	8.07%
Admiral™ Shares	8.12
S&P 500 Index	8.49
Large-Cap Core Funds Average	6.23

Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2015, Through March 31, 2016

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Growth and Income Fund
Investor Shares	$39.55	$40.09	$0.388	$2.265
Admiral Shares	64.57	65.45	0.668	3.697

1

Chairman’s Letter

Dear Shareholder,

Despite a resurgence of volatility early in the second half of the period, U.S. stocks produced solid gains for the six months ended March 31, 2016. Stocks of larger-capitalization companies generally outpaced those of smaller firms.

Vanguard Growth and Income Fund, which focuses on mid- and large-cap stocks, returned about 8% for the period. It finished behind its benchmark, the Standard & Poor’s 500 Index, but ahead of the average return of its peers.

The fund posted gains in all ten industry sectors, with stocks of information technology, consumer staples, and industrials companies adding most to returns. However, the fund’s holdings in some of the top-performing sectors failed to keep pace with their counterparts in the index.

Stocks charted an uneven course en route to a favorable outcome

The broad U.S. stock market returned about 7% over the six months. The period began and ended strongly, with fluctuations in the middle as China’s economic slowdown and falling oil and commodity prices worried investors.

Stocks rallied in March as investors again seemed encouraged by news about monetary policy. The Federal Reserve indicated, after a mid-March meeting, that it would raise interest rates fewer times in 2016 than previously anticipated. And central

2

bankers in Europe and Asia kept up stimulus measures to combat weak growth and low inflation.

International stocks returned about 3% for the period after surging more than 8% in March. Stocks from emerging markets and from developed markets of the Pacific region outperformed European stocks, which were nearly flat.

Bonds produced gains following a subpar start

After posting weak results for the first three months of the period, bonds managed solid gains in the final three. The broad U.S. taxable bond market returned 2.44% for the fiscal half year.

With stocks volatile and the Fed proceeding cautiously with rate hikes, bonds proved attractive. The yield of the 10-year U.S. Treasury note closed at 1.77% at the end of March, down from 2.05% six months earlier. (Bond prices and yields move in opposite directions.)

Returns for money market funds and savings accounts remained limited by the Fed’s target rate of 0.25%–0.5%—still low despite rising a quarter percentage point in December.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 6.90%. International bonds got a boost as foreign currencies strengthened against the dollar, a turn-about from the trend of recent years.

Market Barometer

	Total Returns
	Periods Ended March 31, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	7.75%	0.50%	11.35%
Russell 2000 Index (Small-caps)	2.02	-9.76	7.20
Russell 3000 Index (Broad U.S. market)	7.30	-0.34	11.01
FTSE All-World ex US Index (International)	3.09	-8.53	0.70

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.44%	1.96%	3.78%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.20	3.98	5.59
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.08	0.04

CPI
Consumer Price Index	0.08%	0.85%	1.28%

3

Even without this currency benefit, however, international bond returns were solidly positive.

The fund delivered solid gains despite trailing its benchmark

The Growth and Income Fund provides broad exposure to the large- and mid-cap segments of the U.S. stock market. Each of the fund’s three advisors uses its own quantitative approach to screen stocks based on fundamental data such as earnings growth prospects and balance-sheet quality. All share the goal of outpacing the fund’s benchmark over the long term without taking on significant additional risk.

As I mentioned earlier in this letter, the fund produced positive results in all ten sectors for the most recent six months, with information technology, consumer staples, and industrials contributing most to overall performance. Together, the fund’s holdings in these three sectors accounted for almost 5 percentage points of its total return.

The fund’s underperformance relative to its benchmark can be attributed to its smaller returns in a handful of sectors. Although they notched impressive returns, the fund’s holdings in information technology and industrials failed to keep pace with their counterparts in the index. This was also true of energy, health care, and utilities.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Growth and Income Fund	0.34%	0.23%	1.11%

The fund expense ratios shown are from the prospectus dated January 26, 2016, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2016, the fund’s annualized expense ratios were 0.32% for Investor Shares and 0.21% for Admiral Shares.
The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Large-Cap Core Funds.

4

Financials, which is one of the largest sectors, was also a relatively bright spot, as the fund’s holdings in this sector outpaced their benchmark counterparts by a wide margin. The fund also had a stronger showing than its benchmark in the lightly held materials sector.

For more about the advisors’ strategy and the Growth and Income Fund’s positioning during the six months, please see the Advisors’ Report that follows this letter.

Vanguard’s growth translates into lower costs for you

Research indicates that lower-cost investments have tended to outperform higher-cost ones.
So it’s little wonder that funds with lower expense ratios—including those at Vanguard—have dominated the industry’s cash inflows in recent years.

Vanguard has long been a low-cost leader, with expenses well below those of many other investment management companies. That cost difference remains a powerful advantage for
Vanguard clients. Why? Because a lower expense ratio allows a fund to pass along a greater share of its returns to its investors.

What’s more, as you can see in the chart below, we’ve been able to lower our costs continually as our assets under management have grown. Our steady growth has not been an explicit business objective. Rather, we focus on putting our clients’ interests first at all times, and giving them the best chance for investment success. But economies of scale—the cost efficiencies that come with our growth—have allowed us to keep lowering our fund costs, even as we invest in our people and technology.

The benefit of economies of scale

Note: Data are for U.S.-based Vanguard funds only.
Source: Vanguard.

5

Consider rebalancing to manage your risk

Let’s say you’ve taken the time to carefully create an appropriate asset allocation for your investment portfolio. Your efforts have produced a diversified mix of stock, bond, and money market funds tailored to your goals, time horizon, and risk tolerance.

But what should you do when your portfolio drifts from its original asset allocation as the financial markets rise or fall? Consider rebalancing to bring it back to the proper mix.

Just one year of outsized returns can throw your allocation out of whack. Take 2013 as an example. That year, the broad stock market (as measured by the Russell 3000 Index) returned 33.55% and the broad taxable bond market (as measured by the Barclays U.S. Aggregate Bond Index) returned –2.02%. A hypothetical portfolio that tracked the broad domestic market indexes and started the year with 60% stocks and 40% bonds would have ended with a more aggressive mix of 67% stocks and 33% bonds.

Rebalancing to bring your portfolio back to its original targets would require you to shift assets away from areas that have been performing well toward those that have been falling behind. That isn’t easy or intuitive. It’s a way to minimize risk rather than maximize returns and to stick with your investment plan through different types of markets. (You can read more about our approach in Best Practices for Portfolio Rebalancing at vanguard.com/research.)

It’s not necessary to check your portfolio every day or every month, much less rebalance it that frequently. It may be more appropriate to monitor it annually or semiannually and rebalance when your allocation swings 5 percentage points or more from its target.

It’s important, of course, to be aware of the tax implications. You’ll want to consult with your tax advisor, but generally speaking, it may be a good idea to make any asset changes within a tax-advantaged retirement account or to direct new cash flows into the underweighted asset class.

However you go about it, keeping your asset allocation from drifting too far off target can help you stay on track with the investment plan you’ve crafted to meet your financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 12, 2016

6

Advisors’ Report

Vanguard Growth and Income Fund’s Investor Shares returned 8.07% for the six months ended March 31, 2016. The Admiral Shares returned 8.12%. The S&P 500 Index returned 8.49%, and the average return of large-capitalization core funds was 6.23%.

Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal half year and of how the portfolio’s positioning reflects this assessment. (Please note that Los Angeles Capital’s discussion refers to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on April 18, 2016.

Vanguard Growth and Income Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Los Angeles Capital	33	2,049	Employs a quantitative model that emphasizes stocks
			with characteristics investors are currently seeking and
			underweights stocks with characteristics investors are
			currently avoiding. The portfolio’s sector weights, size,
			and style characteristics may differ modestly from the
			benchmark in a risk-controlled manner.
D. E. Shaw Investment	33	2,042	Employs quantitative models that seek to capture
Management, L.L.C.			predominantly “bottom up” stock-specific return
			opportunities while aiming to keep the portfolio’s
			sector weights, size, and style characteristics similar to
			the benchmark.
Vanguard Quantitative Equity	33	2,040	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings and balance-sheet quality of companies
			as compared with their peers.
Cash Investments	1	129	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in
			stocks. Each advisor also may maintain a modest cash
			position.

7

Los Angeles Capital

Portfolio Managers:

Thomas D. Stevens, CFA,
Chairman and Principal

Hal W. Reynolds, CFA,
Chief Investment Officer and Principal

The S&P 500 Index generated an 8.49% return for the six months ended March 31, 2016, as share prices recovered from January’s lows. Although falling equity volatility and rising energy prices eased credit concerns, investors remained concerned that earnings weakness could broaden outside of the energy and materials sectors.

The best-performing stocks over the six months were those with larger market capitalization and higher dividend yields. Stocks of companies with a large percentage of revenues outside the United States also performed well. These themes were driven by falling bond yields and a recent reversal in dollar strength. The high-yielding telecommunication services and utilities sectors outperformed and the internet subsector also posted strong gains. The biotechnology and financials segments lagged, with banks especially weak as low interest rates continued to impact net interest margins.

Over the six months, the portfolio maintained a bias towards lower-volatility stocks with strong analyst sentiment that contributed positively to returns. In addition, the portfolio’s tilt toward yield added value as investors sought stocks with higher payout ratios. Its bias toward smaller-cap stocks and its underweighting of stocks with foreign revenues modestly detracted from results. In terms of sectors, lower exposure to utilities detracted, while overweighting consumer staples and materials contributed to returns.

Although the market continues to favor companies with strong profit margins, value-linked factors such as stronger earnings yield and stronger dividend yield are increasingly attractive. Investors are still penalizing volatile assets, along with riskier factors such as leverage and distress. The portfolio is tilted away from higher-growth segments of the market such as biotechnology, internet, and retail, and is tilted towards consumer staples.

D. E. Shaw Investment
Management, L.L.C.

Portfolio Managers:

Anne Dinning, Ph.D., Managing Director
and Chief Investment Officer

Philip Kearns, Ph.D., Managing Director

The S&P 500 Index fluctuated during the six months, but ended the period with a return of 8.5% after a strong rally in the final six weeks. After much anticipation, the Federal Reserve raised interest rates in mid-December. Possibly because it had been telegraphed well ahead of time, the move seemed to have little effect on equity markets. The price of crude oil fell during the period but showed some signs of life at the tail end; the oil component of the S&P GSCI Commodity Index, for example, dropped 40% through mid-February but finished down only 15%.

8

Global equity markets exhibited mixed performance, with the MSCI Pacific Index returning 4.9% and the MSCI Europe Index essentially flat. The Shanghai Composite Index had returned 20% as of the third week in December, but gave it all back after the People’s Bank of China cut the yuan fixing rate by nearly 1.5% over a period of eight days. European stocks fell in December after the European Central Bank (ECB) lowered its deposit rate to –0.3% and extended its bond purchase program by six months. The Eurostoxx 50 Index lost 9.5% in eight days following the ECB announcement.

While we actively monitor such market activity, we generally do not make portfolio decisions based on a subjective analysis of the investment environment, aside from attempting to mitigate newly emergent risk factors identified by the firm. There were no such occurrences during the half year.

Our quantitative equity investment process deploys alpha models that seek to forecast individual stock returns and deploys risk models that seek to mitigate active exposures to industries, sectors, and common risk factors. However, in constructing the equity portfolios, this process may result in small to moderate active exposures to industries, sectors, and risk factors as a by-product of our focus on bottom-up stock selection. We therefore generally attribute portfolio performance to three major sources: bottom-up stock selection; exposure to risk factors such as value, growth, and market capitalization; and exposure to industry groups.

Stock selection was the main reason for the underperformance of our portfolio, followed by exposure to certain industry groups. The largest drag on relative performance came from an overweight exposure to multiple segments of the pharmaceutical and energy sectors. Overall exposure to risk factors did not contribute materially to relative performance. Although underweight exposure to high-dividend-yield stocks and overweight exposure to high-volatility stocks detracted from relative performance, these were largely counterbalanced by underweight exposure to momentum stocks.

The three largest single-stock contributors were an underweight position in Bank of America, an overweight position in AT&T, and an underweight position in JP Morgan Chase & Co. The three largest single-stock detractors were underweight positions in Facebook and Verizon Communications and an overweight position in Williams.

The U.S. economy appears to be picking up strength, with unemployment remaining at or below 5% and the economy adding over 1.4 million nonfarm payroll jobs during the period. However, uncertainty and signs of weakness in various regions and sectors of the world economy could still dampen equity market returns. Japanese and core European five-year interest rates are currently negative, which may indicate troubled economic times ahead. In addition, China’s economy is still relatively weak, and the direction of oil prices remains uncertain. And while markets are generally anticipating that the Fed will raise interest rates again this year, there is much debate about the timing and size of the hike.

9

Vanguard Quantitative Equity Group

Portfolio Managers:

Michael R. Roach, CFA

James P. Stetler, Principal

Binbin Guo, Principal, Head of Equity
Research and Portfolio Strategies

Moving into 2016, the U.S. economy continued to grow, but at a slower pace. Fourth quarter 2015 real GDP grew 1.4%, down from 2.0% in the third quarter. The deceleration was mainly attributed to downturns in nonresidential fixed investment, exports, and state and local government spending. Corporate profits decreased 8.1%, reflecting the largest quarterly decline since the first quarter of 2011. The job market further improved, however. Total nonfarm payroll employment rose by 215,000 in March, while the unemployment rate was slightly changed at 5.0%.

In the first quarter of 2016, oil prices declined significantly but then recovered, increasing by more than 40% from mid-February’s bottom. This volatility spilled over into the global stock markets as they saw similar price action in the same quarter.

The U.S. Federal Reserve raised interest rates in December, after keeping rates near zero since 2008. Further gradual interest rate hikes are expected later this year, but they are dependent on the direction of global economic data. Even as the United States begins experiencing higher interest rates, several other central banks, including the European Central Bank and the Bank of Japan, are experimenting with negative interest rates in an attempt to spur economic growth.

Over the period, our growth and management models contributed positively to performance, but our sentiment, valuation, and quality models did not perform as expected. We were able to produce positive stock selection results in five of the ten sectors in the benchmark. Our strongest results were in consumer discretionary, telecommunication services, and financials. Our worst results were in energy and information technology.

At the individual stock level, the largest contributions came from overweight positions in PVH Corp, Leggett and Platt, and CenturyLink. In addition, when comparing the portfolio’s performance relative to its benchmark’s, we benefited from underweighting or avoiding poorly performing stocks such as Chipotle Mexican Grill, Staples, and Netflix.

Unfortunately, we were not able to avoid all bad performers. Overweight positions in Transocean Ltd, Marathon Petroleum Corporation, and Ensco Plc directly lowered performance. Also, underweighting companies that were not positively identified by the fundamentals in our model, such as Chevron Corporation and Facebook Inc., hurt our overall outperformance relative to the benchmark.

10

Growth and Income Fund

Fund Profile
As of March 31, 2016

Share-Class Characteristics

	Investor	Admiral
	Shares	Shares
Ticker Symbol	VQNPX	VGIAX
Expense Ratio[1]	0.34%	0.23%
30-Day SEC Yield	1.87%	1.99%

Portfolio Characteristics
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	FA Index
Number of Stocks	949	504	3,900
Median Market Cap	$52.6B	$79.4B	$52.5B
Price/Earnings Ratio	18.6x	20.5x	21.8x
Price/Book Ratio	2.8x	2.8x	2.7x
Return on Equity	18.5%	18.5%	17.5%
Earnings Growth
Rate	8.2%	7.6%	8.0%
Dividend Yield	2.3%	2.2%	2.1%
Foreign Holdings	0.2%	0.0%	0.0%
Turnover Rate
(Annualized)	99%	—	—
Short-Term Reserves	0.5%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index FA Index
Consumer
Discretionary	12.2%	12.9%	13.6%
Consumer Staples	11.5	10.4	9.2
Energy	6.4	6.8	6.1
Financials	15.0	15.6	17.4
Health Care	14.5	14.3	13.7
Industrials	10.3	10.1	10.7
Information
Technology	20.1	20.8	20.1
Materials	3.7	2.8	3.2
Telecommunication
Services	3.0	2.8	2.5
Utilities	3.3	3.5	3.5

Volatility Measures
		DJ
		U.S. Total
	S&P 500	Market
	Index	FA Index
R-Squared	0.99	0.99
Beta	0.98	0.96

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	3.3%
Johnson & Johnson	Pharmaceuticals	2.3
Microsoft Corp.	Systems Software	2.0
Exxon Mobil Corp.	Integrated Oil & Gas	1.7
AT&T Inc.	Integrated
	Telecommunication
	Services	1.6
Alphabet Inc.	Internet Software &
	Services	1.6
Wells Fargo & Co.	Diversified Banks	1.5
Coca-Cola Co.	Soft Drinks	1.2
Amazon.com Inc.	Internet Retail	1.2
Altria Group Inc.	Tobacco	1.1
Top Ten		17.5%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2016, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2016, the annualized expense ratios were 0.32% for Investor Shares and 0.21% for Admiral Shares.

11

Growth and Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2005, Through March 31, 2016

Note: For 2016, performance data reflect the six months ended March 31, 2016.

Average Annual Total Returns: Periods Ended March 31, 2016

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	12/10/1986	1.75%	11.98%	6.31%
Admiral Shares	5/14/2001	1.88	12.10	6.44

See Financial Highlights for dividend and capital gains information.

12

Growth and Income Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.6%)[1]
Consumer Discretionary (11.9%)
*	Amazon.com Inc.	122,581	72,769
	Home Depot Inc.	471,519	62,915
	Walt Disney Co.	464,223	46,102
	McDonald’s Corp.	278,970	35,061
	Target Corp.	377,623	31,071
	Comcast Corp. Class A	475,170	29,023
	Time Warner Cable Inc.	123,026	25,174
	Lowe’s Cos. Inc.	322,852	24,456
	Omnicom Group Inc.	270,032	22,475
	Darden Restaurants Inc.	334,609	22,185
	Leggett & Platt Inc.	438,340	21,216
*	Priceline Group Inc.	15,600	20,108
	L Brands Inc.	210,780	18,509
	Time Warner Inc.	254,205	18,443
	Interpublic Group of Cos.
	Inc.	783,716	17,986
	Carnival Corp.	324,256	17,111
	General Motors Co.	474,041	14,899
	NIKE Inc. Class B	239,700	14,734
	Wyndham Worldwide Corp.	192,650	14,724
	PVH Corp.	142,150	14,081
	Best Buy Co. Inc.	423,670	13,744
*	O’Reilly Automotive Inc.	50,013	13,687
	Marriott International Inc.
	Class A	175,600	12,499
	Goodyear Tire & Rubber
	Co.	374,218	12,342
^	Nordstrom Inc.	192,518	11,014
	GameStop Corp. Class A	329,500	10,455
*	Netflix Inc.	97,100	9,927
	News Corp. Class B	749,142	9,926
*	Discovery Communications
	Inc. Class A	329,393	9,430
	VF Corp.	123,300	7,985
	Staples Inc.	528,733	5,832
*	AutoZone Inc.	7,118	5,671
	Twenty-First Century Fox
	Inc. Class A	200,554	5,591

*	Liberty Global plc	132,800	4,988
*	Michael Kors Holdings Ltd.	85,840	4,889
	Viacom Inc. Class B	111,800	4,615
	Johnson Controls Inc.	112,740	4,393
*	Mohawk Industries Inc.	19,820	3,784
	Hanesbrands Inc.	133,100	3,772
*	AutoNation Inc.	75,800	3,538
	TEGNA Inc.	140,475	3,296
	Kohl’s Corp.	64,470	3,005
	DR Horton Inc.	85,054	2,571
	Tiffany & Co.	34,700	2,546
*	Ulta Salon Cosmetics &
	Fragrance Inc.	12,700	2,460
*	Discovery Communications
	Inc.	78,302	2,114
*	DISH Network Corp.
	Class A	42,566	1,969
	Aramark	49,800	1,649
	Hasbro Inc.	19,727	1,580
	Hilton Worldwide Holdings
	Inc.	65,857	1,483
	Restaurant Brands
	International Inc.	35,960	1,396
	Bloomin’ Brands Inc.	71,337	1,203
	Graham Holdings Co.
	Class B	2,354	1,130
	News Corp. Class A	82,820	1,058
*	Liberty Ventures Class A	24,700	966
	Cable One Inc.	2,155	942
	Royal Caribbean Cruises
	Ltd.	10,585	870
	Service Corp. International	35,000	864
	Gannett Co. Inc.	54,195	820
*	TripAdvisor Inc.	12,200	811
*	Sirius XM Holdings Inc.	199,800	789
*	Vista Outdoor Inc.	14,100	732
*	Sally Beauty Holdings Inc.	21,200	686
	TJX Cos. Inc.	8,269	648
	Twenty-First Century Fox
	Inc.	21,400	603

13

Growth and Income Fund

			Market
			Value•
		Shares	($000)
*	Liberty Global plc Class A	15,600	601
	Magna International Inc.	12,900	554
	Wendy’s Co.	48,200	525
	Whirlpool Corp.	2,557	461
	Starbucks Corp.	6,600	394
^	Lions Gate Entertainment
	Corp.	18,000	393
*	Michaels Cos. Inc.	13,800	386
	Fiat Chrysler Automobiles
	NV	46,600	376
	CST Brands Inc.	9,600	368
*	Liberty Media Corp.	9,447	360
*	LKQ Corp.	10,800	345
	Rent-A-Center Inc.	20,100	319
*	Denny’s Corp.	23,600	244
*	Houghton Mifflin Harcourt
	Co.	11,100	221
*	Liberty Media Corp. Class A	5,400	209
*	Restoration Hardware
	Holdings Inc.	4,700	197
	Newell Rubbermaid Inc.	4,167	185
	PulteGroup Inc.	8,800	165
	Time Inc.	9,700	150
	DeVry Education Group Inc.	7,000	121
*	NVR Inc.	60	104
	Churchill Downs Inc.	682	101
*	La Quinta Holdings Inc.	8,042	101
*	Isle of Capri Casinos Inc.	6,527	91
	Cheesecake Factory Inc.	1,700	90
	Marriott Vacations
	Worldwide Corp.	1,331	90
*	New York & Co. Inc.	19,273	76
	Libbey Inc.	3,900	73
	Nutrisystem Inc.	3,000	63
	Gentex Corp.	3,900	61
*	Bed Bath & Beyond Inc.	1,070	53
	Aaron’s Inc.	2,000	50
	Sonic Automotive Inc.
	Class A	2,400	44
	Barnes & Noble Inc.	3,400	42
	La-Z-Boy Inc.	1,500	40
*	TopBuild Corp.	1,300	39
*	Murphy USA Inc.	600	37
*	Party City Holdco Inc.	2,340	35
*	Liberty TripAdvisor Holdings
	Inc. Class A	1,500	33
	Chico’s FAS Inc.	2,500	33
*	Bojangles’ Inc.	1,900	32
	Gap Inc.	1,080	32
	Citi Trends Inc.	1,596	28
	Cato Corp. Class A	700	27
	Texas Roadhouse Inc. Class A	600	26
*	Townsquare Media Inc.
	Class A	2,302	26
	ClubCorp Holdings Inc.	1,764	25

*	Sears Holdings Corp.	1,590	24
*	Liberty Broadband Corp.	400	23
	Carter’s Inc.	200	21
*	Live Nation Entertainment
	Inc.	900	20
	Genuine Parts Co.	200	20
	Journal Media Group Inc.	1,600	19
*	Lee Enterprises Inc.	9,597	17
	Yum! Brands Inc.	200	16
*	Chegg Inc.	3,500	16
*	Express Inc.	700	15
*	Ruby Tuesday Inc.	2,670	14
*	Biglari Holdings Inc.	34	13
	Signet Jewelers Ltd.	100	12
*	Nautilus Inc.	600	12
	Ross Stores Inc.	200	12
*	ServiceMaster Global
	Holdings Inc.	300	11
	Williams-Sonoma Inc.	200	11
*	Tumi Holdings Inc.	400	11
*	Starz	400	11
	Lennar Corp. Class A	200	10
	Wolverine World Wide Inc.	500	9
*	Regis Corp.	600	9
*	Container Store Group Inc.	1,400	8
*	Liberty Interactive Corp.
	QVC Group Class A	300	8
*	Barnes & Noble Education Inc.	700	7
*	Carrols Restaurant Group Inc.	454	7
	Haverty Furniture Cos. Inc.	300	6
	International Game
	Technology plc	335	6
*	MGM Resorts International	234	5
*	Caesars Entertainment Corp.	700	5
*	Mattress Firm Holding Corp.	100	4
*	J Alexander’s Holdings Inc.	365	4
*	Cherokee Inc.	200	4
*	Perry Ellis International Inc.	107	2
			745,733
Consumer Staples (11.2%)
	Coca-Cola Co.	1,674,904	77,699
	Altria Group Inc.	1,108,712	69,472
	Procter & Gamble Co.	805,141	66,271
	Wal-Mart Stores Inc.	877,877	60,126
	PepsiCo Inc.	497,178	50,951
	Philip Morris International
	Inc.	402,921	39,531
	General Mills Inc.	499,098	31,618
	Kimberly-Clark Corp.	234,890	31,595
	Dr Pepper Snapple Group
	Inc.	318,006	28,436
	CVS Health Corp.	246,099	25,528
	Kroger Co.	614,159	23,492
	Clorox Co.	183,844	23,175
	ConAgra Foods Inc.	455,115	20,307

14

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	Campbell Soup Co.	271,544	17,322
	Colgate-Palmolive Co.	208,160	14,706
	Mondelez International Inc.
	Class A	361,800	14,515
	Sysco Corp.	278,139	12,997
	Hershey Co.	140,205	12,911
	Tyson Foods Inc. Class A	188,735	12,581
	Coca-Cola Enterprises Inc.	240,810	12,219
	Kraft Heinz Co.	149,300	11,729
	Archer-Daniels-Midland Co.	261,437	9,493
	Kellogg Co.	116,323	8,905
	Constellation Brands Inc.
	Class A	44,700	6,754
	Bunge Ltd.	73,800	4,182
	Church & Dwight Co. Inc.	40,082	3,695
	Mead Johnson Nutrition Co.	41,200	3,501
	Walgreens Boots Alliance
	Inc.	40,000	3,370
	Whole Foods Market Inc.	90,100	2,803
	Costco Wholesale Corp.	15,320	2,414
	Molson Coors Brewing Co.
	Class B	5,500	529
	Hormel Foods Corp.	10,079	436
*,^	Pilgrim’s Pride Corp.	16,400	417
	Spectrum Brands Holdings
	Inc.	3,600	393
*	Edgewell Personal Care Co.	4,800	387
	McCormick & Co. Inc.	1,390	138
	Reynolds American Inc.	2,203	111
*	Adecoagro SA	6,100	70
	Brown-Forman Corp. Class B	700	69
*	Sprouts Farmers Market Inc.	1,700	49
*	Hain Celestial Group Inc.	900	37
	Lancaster Colony Corp.	300	33
	JM Smucker Co.	221	29
	Dean Foods Co.	1,300	22
	Flowers Foods Inc.	800	15
*	SunOpta Inc.	3,200	14
*	USANA Health Sciences Inc.	100	12
			705,059
Energy (6.2%)
	Exxon Mobil Corp.	1,247,902	104,312
	Schlumberger Ltd.	498,693	36,779
	Phillips 66	309,140	26,768
	Valero Energy Corp.	416,150	26,692
	Tesoro Corp.	293,192	25,217
	Chevron Corp.	256,768	24,496
	Marathon Petroleum Corp.	488,380	18,158
*	FMC Technologies Inc.	607,764	16,628
	Ensco plc Class A	1,258,796	13,054
	Anadarko Petroleum Corp.	233,913	10,893
	Occidental Petroleum Corp.	149,483	10,229
	Kinder Morgan Inc.	532,300	9,507
^	Transocean Ltd.	974,592	8,908
	National Oilwell Varco Inc.	270,072	8,399
	Noble Corp. plc	751,100	7,774

*	Cameron International Corp.	101,521	6,807
	EOG Resources Inc.	93,125	6,759
	Williams Cos. Inc.	398,500	6,404
	ConocoPhillips	115,601	4,655
	Devon Energy Corp.	161,617	4,435
	Marathon Oil Corp.	234,812	2,616
	Apache Corp.	40,654	1,984
*,^	Southwestern Energy Co.	146,440	1,182
	Cabot Oil & Gas Corp.	35,900	815
	Columbia Pipeline Group Inc.	31,950	802
	ONEOK Inc.	24,116	720
	Energen Corp.	16,530	605
*,^	Seadrill Ltd.	158,100	522
*	Newfield Exploration Co.	12,806	426
^	Cameco Corp.	31,100	399
	EQT Corp.	4,400	296
	Golar LNG Ltd.	12,100	217
	Encana Corp.	18,500	113
	Golar LNG Partners LP	6,580	97
*	Memorial Resource
	Development Corp.	8,780	89
	US Silica Holdings Inc.	3,900	89
	CVR Energy Inc.	3,100	81
	Euronav NV	6,245	64
*	Cobalt International Energy
	Inc.	21,400	64
*	Oasis Petroleum Inc.	8,000	58
	Halliburton Co.	1,570	56
*	Harvest Natural Resources
	Inc.	79,000	48
	Frank’s International NV	2,582	43
	EnLink Midstream LLC	3,600	40
*	Kosmos Energy Ltd.	6,900	40
*	TETRA Technologies Inc.	4,900	31
*	Laredo Petroleum Inc.	3,500	28
	Aegean Marine Petroleum
	Network Inc.	3,260	25
	Teekay Corp.	2,800	24
	Plains GP Holdings LP
	Class A	2,600	23
*	InterOil Corp.	600	19
*	Forum Energy
	Technologies Inc.	1,386	18
	Baker Hughes Inc.	348	15
	SemGroup Corp. Class A	400	9
*	TransAtlantic Petroleum Ltd.	8,887	7
*	Natural Gas Services Group
	Inc.	300	6
*	Gener8 Maritime Inc.	800	6
	Atwood Oceanics Inc.	600	5
*	Pacific Drilling SA	9,240	5
*	Weatherford International plc	400	3
*	Willbros Group Inc.	1,447	3
	California Resources Corp.	2,349	2
			388,569

15

Growth and Income Fund

			Market
			Value•
		Shares	($000)
Financials (14.6%)
	Wells Fargo & Co.	1,883,368	91,080
	JPMorgan Chase & Co.	982,280	58,171
	Citigroup Inc.	1,370,873	57,234
*	Berkshire Hathaway Inc.
	Class B	381,002	54,057
	Bank of New York Mellon
	Corp.	860,399	31,688
	Travelers Cos. Inc.	261,597	30,531
	Hartford Financial Services
	Group Inc.	622,160	28,669
	Prologis Inc.	599,735	26,496
	Crown Castle International
	Corp.	296,290	25,629
	Bank of America Corp.	1,750,366	23,665
	Aon plc	200,980	20,992
	AvalonBay Communities
	Inc.	103,410	19,669
	McGraw Hill Financial Inc.	179,237	17,741
	Prudential Financial Inc.	223,411	16,135
	Navient Corp.	1,266,200	15,156
	Capital One Financial Corp.	215,763	14,955
	Kimco Realty Corp.	482,864	13,897
	Progressive Corp.	370,173	13,008
	Huntington Bancshares
	Inc.	1,359,367	12,968
	Discover Financial
	Services	253,927	12,930
	Ameriprise Financial Inc.	135,708	12,758
	American Express Co.	207,500	12,740
	People’s United Financial
	Inc.	768,752	12,246
	SunTrust Banks Inc.	337,726	12,185
	Public Storage	42,769	11,797
	Nasdaq Inc.	174,862	11,607
	Fifth Third Bancorp	678,518	11,324
	CME Group Inc.	115,000	11,046
	Equinix Inc.	32,161	10,636
	Macerich Co.	119,636	9,480
	Moody’s Corp.	96,000	9,270
	Allstate Corp.	135,704	9,142
	Chubb Ltd.	75,217	8,962
	Northern Trust Corp.	134,981	8,797
	BlackRock Inc.	24,980	8,507
	Aflac Inc.	127,785	8,068
	US Bancorp	191,180	7,760
	Extra Space Storage Inc.	77,970	7,287
	Unum Group	224,671	6,947
	Cincinnati Financial Corp.	102,416	6,694
*	Synchrony Financial	232,983	6,677
	Realty Income Corp.	105,198	6,576
	Simon Property Group Inc.	30,618	6,359
	Marsh & McLennan Cos.
	Inc.	101,980	6,199
	Willis Towers Watson plc	50,101	5,945

	Weyerhaeuser Co.	177,745	5,507
	Intercontinental Exchange
	Inc.	22,440	5,277
	Principal Financial Group
	Inc.	132,930	5,244
	Welltower Inc.	74,424	5,161
	Equity LifeStyle Properties
	Inc.	66,738	4,854
	Voya Financial Inc.	160,600	4,781
	First Horizon National Corp.	335,670	4,397
	Lincoln National Corp.	109,651	4,298
	General Growth Properties
	Inc.	135,130	4,017
*	Realogy Holdings Corp.	91,000	3,286
	Goldman Sachs Group Inc.	19,961	3,133
	Torchmark Corp.	55,212	2,990
	HCP Inc.	91,672	2,987
	Regions Financial Corp.	371,847	2,919
	Comerica Inc.	76,100	2,882
	MetLife Inc.	65,472	2,877
	Vornado Realty Trust	21,690	2,048
	American International
	Group Inc.	36,700	1,984
	Zions Bancorporation	75,950	1,839
	Host Hotels & Resorts Inc.	109,233	1,824
	Equity Residential	23,428	1,758
	PNC Financial Services
	Group Inc.	20,100	1,700
	State Street Corp.	25,980	1,520
	Boston Properties Inc.	11,400	1,449
	Apartment Investment &
	Management Co.	34,420	1,439
	East West Bancorp Inc.	43,100	1,400
	Four Corners Property Trust
	Inc.	76,404	1,371
	Ventas Inc.	19,693	1,240
	Charles Schwab Corp.	39,600	1,110
	FNF Group	27,800	942
	Synovus Financial Corp.	32,500	940
	Essex Property Trust Inc.	3,427	801
	Retail Properties of America
	Inc.	40,700	645
	Radian Group Inc.	46,200	573
*	Equity Commonwealth	19,800	559
	Umpqua Holdings Corp.	31,596	501
*	Santander Consumer USA
	Holdings Inc.	45,500	477
	Franklin Resources Inc.	12,173	475
	FNB Corp.	35,600	463
*	E*TRADE Financial Corp.	17,500	429
	Citizens Financial Group Inc.	19,500	409
	Great Western Bancorp Inc.	14,800	404
	KeyCorp	36,085	398
	Axis Capital Holdings Ltd.	7,100	394
*	MGIC Investment Corp.	50,800	390

16

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	Assured Guaranty Ltd.	15,000	379
*	Arch Capital Group Ltd.	5,100	363
	Annaly Capital Management
	Inc.	35,300	362
	TCF Financial Corp.	27,915	342
	Empire State Realty Trust
	Inc.	18,400	323
	ProAssurance Corp.	6,100	309
	WR Berkley Corp.	5,400	303
*	Essent Group Ltd.	12,000	250
	National Health Investors Inc.	3,700	246
	Post Properties Inc.	4,003	239
	American Capital Agency
	Corp.	11,600	216
	United Bankshares Inc.	5,288	194
	Loews Corp.	4,900	187
	Legg Mason Inc.	5,400	187
	Wintrust Financial Corp.	4,100	182
	Liberty Property Trust	5,400	181
	Morgan Stanley	7,046	176
	RLJ Lodging Trust	7,300	167
	Ares Capital Corp.	11,136	165
	Allied World Assurance Co.
	Holdings AG	4,500	157
	UMB Financial Corp.	3,000	155
	Prosperity Bancshares Inc.	3,300	153
	MFA Financial Inc.	22,200	152
	Aspen Insurance Holdings
	Ltd.	3,100	148
	Care Capital Properties Inc.	5,500	148
	Two Harbors Investment
	Corp.	18,500	147
	Old Republic International
	Corp.	7,200	132
	Trustmark Corp.	5,700	131
	Hancock Holding Co.	5,200	119
	Forest City Realty Trust Inc.
	Class A	5,500	116
	Invesco Ltd.	3,706	114
*	CBRE Group Inc. Class A	3,700	107
*	Markit Ltd.	2,824	100
	Washington Federal Inc.	4,400	100
*	PHH Corp.	7,600	95
	Hospitality Properties Trust	3,500	93
	Cathay General Bancorp	3,200	91
	BankUnited Inc.	2,600	90
*	Stifel Financial Corp.	3,000	89
*	Flagstar Bancorp Inc.	3,900	84
	Brookline Bancorp Inc.	7,000	77
	Camden Property Trust	900	76
	Columbia Property Trust Inc.	3,400	75
	Ryman Hospitality Properties
	Inc.	1,280	66
	Blackstone Mortgage Trust
	Inc. Class A	2,000	54

	SEI Investments Co.	1,200	52
*	Beneficial Bancorp Inc.	3,480	48
	Erie Indemnity Co. Class A	500	46
*	FNFV Group	4,200	46
	Financial Engines Inc.	1,400	44
	Glacier Bancorp Inc.	1,700	43
	BancorpSouth Inc.	2,000	43
	Outfront Media Inc.	1,900	40
*	Western Alliance Bancorp	1,200	40
*	Ocwen Financial Corp.	15,000	37
	Old National Bancorp	2,900	35
	Iron Mountain Inc.	1,000	34
*	NewStar Financial Inc.	3,572	31
	Brixmor Property Group Inc.	1,200	31
	United Community Banks Inc.	1,600	30
	Greenhill & Co. Inc.	1,200	27
	First Financial Bancorp	1,427	26
	Meridian Bancorp Inc.	1,800	25
	Southwest Bancorp Inc.	1,600	24
	Monogram Residential Trust
	Inc.	2,400	24
	Apollo Investment Corp.	4,000	22
	Government Properties
	Income Trust	1,200	21
	Omega Healthcare Investors
	Inc.	600	21
	American Tower Corporation	200	20
	Arbor Realty Trust Inc.	2,800	19
	AG Mortgage Investment
	Trust Inc.	1,405	18
*	Credit Acceptance Corp.	100	18
	Columbia Banking System Inc.	600	18
	HFF Inc. Class A	600	16
	Argo Group International
	Holdings Ltd.	279	16
	Anworth Mortgage Asset
	Corp.	3,400	16
	Boston Private Financial
	Holdings Inc.	1,335	15
	Ladder Capital Corp.	1,200	15
	First Republic Bank	201	13
	Credicorp Ltd.	100	13
*	PRA Group Inc.	400	12
	Valley National Bancorp	1,200	11
	SL Green Realty Corp.	100	10
	Raymond James Financial Inc.	200	10
	Associated Banc-Corp	500	9
	WP Carey Inc.	141	9
	Washington REIT	300	9
	American Equity Investment
	Life Holding Co.	500	8
	Brown & Brown Inc.	211	8
	Alexander & Baldwin Inc.	200	7
	Brandywine Realty Trust	500	7
	Sierra Bancorp	386	7

17

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	Armada Hoffler Properties Inc.	600	7
	West Bancorporation Inc.	352	6
	Corrections Corp. of America	200	6
	Hudson Pacific Properties Inc.	221	6
	New Residential
	Investment Corp.	500	6
*	OneMain Holdings Inc.
	Class A	200	5
	THL Credit Inc.	445	5
	Investors Bancorp Inc.	400	5
	Banner Corp.	100	4
	MVC Capital Inc.	457	3
*	SLM Corp.	500	3
	Artisan Partners Asset
	Management Inc. Class A	100	3
	BB&T Corp.	82	3
	CareTrust REIT Inc.	200	3
	Suffolk Bancorp	100	3
	FelCor Lodging Trust Inc.	300	2
			916,576
Health Care (14.1%)
	Johnson & Johnson	1,313,633	142,135
	Merck & Co. Inc.	1,186,200	62,762
	Pfizer Inc.	1,967,361	58,313
	Amgen Inc.	388,302	58,218
	Gilead Sciences Inc.	540,006	49,605
	Eli Lilly & Co.	633,075	45,588
	Bristol-Myers Squibb Co.	619,692	39,586
	Anthem Inc.	278,626	38,726
*	Express Scripts Holding
	Co.	523,483	35,958
	AbbVie Inc.	540,475	30,872
	Cardinal Health Inc.	347,787	28,501
	AmerisourceBergen Corp.
	Class A	241,530	20,904
	Abbott Laboratories	492,213	20,589
	McKesson Corp.	128,081	20,141
*	Biogen Inc.	73,165	19,046
	UnitedHealth Group Inc.	143,254	18,465
*	Allergan plc	63,132	16,921
*	HCA Holdings Inc.	211,046	16,472
	Medtronic plc	204,548	15,341
	Aetna Inc.	126,538	14,217
	Thermo Fisher Scientific
	Inc.	99,770	14,126
	Agilent Technologies Inc.	313,416	12,490
	Zoetis Inc.	278,610	12,351
	Cigna Corp.	78,292	10,745
	Zimmer Biomet Holdings
	Inc.	77,500	8,264
*	DaVita HealthCare Partners
	Inc.	109,400	8,028
*	Boston Scientific Corp.	400,790	7,539
*	Vertex Pharmaceuticals Inc.	75,000	5,962
	Patterson Cos. Inc.	124,120	5,775

*	Regeneron Pharmaceuticals
	Inc.	14,041	5,061
	Stryker Corp.	42,850	4,597
	Baxter International Inc.	109,531	4,500
	Baxalta Inc.	102,118	4,126
	Becton Dickinson and Co.	25,922	3,935
	Humana Inc.	21,360	3,908
	CR Bard Inc.	16,660	3,377
*	Cerner Corp.	50,453	2,672
	Universal Health Services
	Inc. Class B	20,095	2,506
	Perrigo Co. plc	15,700	2,009
	St. Jude Medical Inc.	32,797	1,804
*	VCA Inc.	22,800	1,315
	Quest Diagnostics Inc.	16,000	1,143
*	United Therapeutics Corp.	9,300	1,036
*	Hologic Inc.	22,200	766
*	Intuitive Surgical Inc.	1,000	601
*	Medivation Inc.	12,900	593
*	Envision Healthcare
	Holdings Inc.	21,600	441
	PerkinElmer Inc.	8,221	407
	DENTSPLY SIRONA Inc.	6,241	385
*	Community Health Systems
	Inc.	17,300	320
*	VWR Corp.	7,900	214
*	Myriad Genetics Inc.	4,500	168
*	QIAGEN NV	7,456	167
*	Pain Therapeutics Inc.	66,692	149
*	Mallinckrodt plc	2,300	141
*	Mylan NV	2,952	137
*	IMS Health Holdings Inc.	5,000	133
*	Rigel Pharmaceuticals Inc.	52,910	110
*	Amicus Therapeutics Inc.	10,300	87
*	Waters Corp.	620	82
*	BioTelemetry Inc.	4,800	56
*	AMAG Pharmaceuticals Inc.	2,300	54
*	PAREXEL International Corp.	800	50
*	Innoviva Inc.	3,600	45
*	SciClone Pharmaceuticals Inc.	3,300	36
*	Neurocrine Biosciences Inc.	800	32
*	ARIAD Pharmaceuticals Inc.	4,400	28
*	Triple-S Management Corp.
	Class B	1,065	26
*	FibroGen Inc.	1,205	26
*	BioCryst Pharmaceuticals Inc.	8,600	24
*	Catalent Inc.	900	24
*	Centene Corp.	370	23
*	Imprivata Inc.	1,700	21
*	Orthofix International NV	500	21
*	OraSure Technologies Inc.	2,000	14
*	Halyard Health Inc.	500	14
*	ArQule Inc.	8,649	14
*	Acorda Therapeutics Inc.	500	13
*,^	MannKind Corp.	6,200	10

18

Growth and Income Fund

			Market
			Value•
		Shares	($000)
*	Corcept Therapeutics Inc.	2,100	10
	Bio-Techne Corp.	100	9
	Bruker Corp.	300	8
*	INC Research Holdings Inc.
	Class A	200	8
	Owens & Minor Inc.	200	8
*	OPKO Health Inc.	700	7
*	Lexicon Pharmaceuticals Inc.	600	7
*	Genocea Biosciences Inc.	923	7
*	Syneron Medical Ltd.	899	7
*	Threshold Pharmaceuticals
	Inc.	14,000	6
*	BioScrip Inc.	2,800	6
*	Momenta Pharmaceuticals
	Inc.	600	6
*	Nektar Therapeutics	400	6
*	Exact Sciences Corp.	800	5
	Hill-Rom Holdings Inc.	100	5
*	Puma Biotechnology Inc.	162	5
*	Select Medical Holdings Corp.	400	5
*	HealthStream Inc.	200	4
	HealthSouth Corp.	100	4
*	GTx Inc.	4,487	2
*	RTI Surgical Inc.	400	2
			885,188
Industrials (10.1%)
	General Electric Co.	1,971,808	62,684
	General Dynamics Corp.	358,000	47,030
	Northrop Grumman Corp.	159,763	31,617
	Lockheed Martin Corp.	138,374	30,650
	Boeing Co.	189,022	23,994
	Cintas Corp.	246,355	22,125
	Southwest Airlines Co.	491,554	22,022
	Stanley Black & Decker Inc.	198,935	20,930
	United Parcel Service Inc.
	Class B	168,417	17,763
*	United Continental
	Holdings Inc.	274,125	16,409
	Masco Corp.	518,000	16,291
	PACCAR Inc.	271,492	14,848
	Republic Services Inc.
	Class A	307,227	14,639
	Pitney Bowes Inc.	648,770	13,975
	Raytheon Co.	109,930	13,481
	Union Pacific Corp.	163,400	12,999
	Illinois Tool Works Inc.	123,550	12,656
	Equifax Inc.	109,660	12,533
	Delta Air Lines Inc.	252,248	12,279
	Ingersoll-Rand plc	192,180	11,917
	3M Co.	70,818	11,800
*	United Rentals Inc.	189,259	11,770
	Waste Management Inc.	193,980	11,445
*	Quanta Services Inc.	506,486	11,426
	FedEx Corp.	69,600	11,325
	Caterpillar Inc.	140,504	10,754

	Fluor Corp.	200,263	10,754
	American Airlines Group
	Inc.	251,369	10,309
	Allison Transmission
	Holdings Inc.	373,520	10,078
	Tyco International plc	219,000	8,040
	Honeywell International
	Inc.	67,900	7,608
*	Spirit AeroSystems
	Holdings Inc. Class A	147,000	6,668
	Snap-on Inc.	40,692	6,388
	KAR Auction Services Inc.	152,700	5,824
	Rockwell Automation Inc.	48,573	5,525
	AMETEK Inc.	92,900	4,643
	ADT Corp.	109,100	4,501
	L-3 Communications
	Holdings Inc.	36,035	4,270
	Dun & Bradstreet Corp.	33,330	3,436
	Nielsen Holdings plc	63,570	3,348
	CSX Corp.	125,152	3,223
	Cummins Inc.	25,760	2,832
*	AerCap Holdings NV	68,600	2,659
	Danaher Corp.	27,692	2,627
	United Technologies Corp.	25,085	2,511
	Allegion plc	35,100	2,236
	Deere & Co.	27,994	2,155
	Expeditors International of
	Washington Inc.	44,000	2,148
	CH Robinson Worldwide Inc.	27,200	2,019
*	IHS Inc. Class A	15,259	1,895
	Textron Inc.	48,883	1,782
	Pentair plc	27,100	1,470
	Roper Technologies Inc.	7,141	1,305
*	JetBlue Airways Corp.	54,800	1,157
	Norfolk Southern Corp.	11,300	941
	Carlisle Cos. Inc.	9,300	925
*	Armstrong World Industries
	Inc.	19,100	924
*	HD Supply Holdings Inc.	26,800	886
	Covanta Holding Corp.	47,300	798
	BWX Technologies Inc.	19,900	668
*	RPX Corp.	53,900	607
	Dover Corp.	8,237	530
	Hubbell Inc. Class B	4,769	505
*	Kirby Corp.	5,280	318
*	Continental Building
	Products Inc.	17,100	317
	Kansas City Southern	3,600	308
	Huntington Ingalls Industries
	Inc.	2,200	301
	Xylem Inc.	7,000	286
	Air Lease Corp. Class A	6,900	222
	Joy Global Inc.	11,800	190
	Nordson Corp.	2,300	175
	West Corp.	7,011	160

19

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	Watsco Inc.	1,100	148
	Landstar System Inc.	2,100	136
	Steelcase Inc. Class A	8,173	122
*	Babcock & Wilcox
	Enterprises Inc.	5,100	109
	Eaton Corp. plc	1,330	83
	Albany International Corp.	2,100	79
	SPX Corp.	4,703	71
*	Rexnord Corp.	3,400	69
	Barnes Group Inc.	1,924	67
	Kaman Corp.	1,500	64
	Woodward Inc.	1,100	57
*	Hub Group Inc. Class A	1,400	57
	Allegiant Travel Co. Class A	300	53
*	NCI Building Systems Inc.	3,600	51
	RR Donnelley & Sons Co.	3,000	49
*	Moog Inc. Class A	1,000	46
	Brady Corp. Class A	1,700	46
*	ARC Document Solutions Inc.	9,800	44
*	Masonite International Corp.	600	39
*	MFC Bancorp Ltd.	19,512	39
	JB Hunt Transport Services
	Inc.	440	37
*	Mistras Group Inc.	1,487	37
*	Atlas Air Worldwide Holdings
	Inc.	800	34
	Knoll Inc.	1,517	33
*	Jacobs Engineering Group Inc.	700	31
	Matson Inc.	600	24
	Quad/Graphics Inc.	1,800	23
	Triumph Group Inc.	700	22
	Seaspan Corp. Class A	1,200	22
*	Air Transport Services Group
	Inc.	1,300	20
	Ennis Inc.	1,000	20
*	Hertz Global Holdings Inc.	1,700	18
*	Huron Consulting Group Inc.	300	17
	Hillenbrand Inc.	400	12
	Mueller Water Products Inc.
	Class A	1,100	11
	Exponent Inc.	200	10
*	Blount International Inc.	1,012	10
*	USG Corp.	400	10
	Korn/Ferry International	300	9
*	Navigant Consulting Inc.	500	8
	IDEX Corp.	78	6
	EnPro Industries Inc.	73	4
*	Saia Inc.	143	4
*	Roadrunner Transportation
	Systems Inc.	300	4
	NN Inc.	206	3
	Costamare Inc.	300	3
*	Accuride Corp.	1,500	2
			631,697

Information Technology (19.6%)
	Apple Inc.	1,875,902	204,455
	Microsoft Corp.	2,198,413	121,418
	Intel Corp.	1,979,582	64,039
	International Business
	Machines Corp.	420,129	63,629
*	Alphabet Inc. Class A	81,400	62,100
	Visa Inc. Class A	757,077	57,901
*	Alphabet Inc. Class C	53,755	40,045
	Cisco Systems Inc.	1,267,117	36,075
	Accenture plc Class A	297,748	34,360
	Symantec Corp.	1,663,056	30,567
	Broadcom Ltd.	158,144	24,433
	Western Union Co.	1,179,693	22,756
*	Facebook Inc. Class A	199,039	22,710
*	Citrix Systems Inc.	264,510	20,785
	HP Inc.	1,676,971	20,660
	QUALCOMM Inc.	394,960	20,198
	Intuit Inc.	188,629	19,619
	Motorola Solutions Inc.	256,693	19,432
*	Fiserv Inc.	181,561	18,625
	CSRA Inc.	667,231	17,949
	MasterCard Inc. Class A	184,236	17,410
	Fidelity National
	Information Services Inc.	263,544	16,685
*	Electronic Arts Inc.	248,548	16,432
	Total System Services Inc.	332,768	15,833
	Hewlett Packard
	Enterprise Co.	886,870	15,724
	Xerox Corp.	1,235,842	13,792
	NVIDIA Corp.	376,576	13,417
	Juniper Networks Inc.	519,294	13,247
*	VeriSign Inc.	140,300	12,422
	Oracle Corp.	282,153	11,543
	Texas Instruments Inc.	197,562	11,344
*	F5 Networks Inc.	96,100	10,172
	Corning Inc.	486,785	10,169
	Paychex Inc.	183,411	9,906
*	PayPal Holdings Inc.	243,970	9,417
	TE Connectivity Ltd.	141,500	8,762
	Lam Research Corp.	104,169	8,604
*	Teradata Corp.	317,072	8,320
	Computer Sciences Corp.	238,650	8,207
	Harris Corp.	91,950	7,159
	Automatic Data
	Processing Inc.	75,500	6,773
	Analog Devices Inc.	78,900	4,670
	EMC Corp.	168,640	4,494
	Applied Materials Inc.	193,500	4,098
*	eBay Inc.	167,400	3,994
	CA Inc.	122,810	3,781
	Seagate Technology plc	106,127	3,656
*	Akamai Technologies Inc.	58,400	3,245
	Western Digital Corp.	59,100	2,792
*	LinkedIn Corp. Class A	22,262	2,546

20

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	IAC/InterActiveCorp	35,700	1,681
*	Flextronics International
	Ltd.	136,300	1,644
*	Red Hat Inc.	22,060	1,644
	Amdocs Ltd.	23,200	1,402
*	VMware Inc. Class A	25,900	1,355
*	Cadence Design Systems
	Inc.	53,927	1,272
*	Micron Technology Inc.	109,908	1,151
*	CoreLogic Inc.	31,700	1,100
	FLIR Systems Inc.	33,036	1,089
*	ANSYS Inc.	10,700	957
*	Twitter Inc.	45,500	753
	Marvell Technology Group
	Ltd.	68,200	703
*	InterXion Holding NV	16,300	564
*	Genpact Ltd.	20,400	555
*	ON Semiconductor Corp.	56,000	537
*	Trimble Navigation Ltd.	18,800	466
*	Synopsys Inc.	8,800	426
*	WebMD Health Corp.	6,200	388
	Teradyne Inc.	15,900	343
*	MicroStrategy Inc. Class A	1,900	341
	Tessera Technologies Inc.	10,600	329
*	CommScope Holding Co. Inc.	11,400	318
*	Mellanox Technologies Ltd.	5,000	272
	Brocade Communications
	Systems Inc.	25,200	267
*	Polycom Inc.	22,500	251
	Sabre Corp.	8,474	245
*	Pandora Media Inc.	27,300	244
*	Zebra Technologies Corp.	3,500	242
*	OSI Systems Inc.	3,296	216
*	Nuance Communications Inc.	10,700	200
*	Sohu.com Inc.	4,000	198
*	NCR Corp.	6,300	189
*	Keysight Technologies Inc.	6,500	180
	NIC Inc.	9,700	175
*	VeriFone Systems Inc.	5,783	163
*	Amkor Technology Inc.	27,700	163
*	Blackhawk Network
	Holdings Inc.	4,564	157
*	Calix Inc.	21,824	155
	Leidos Holdings Inc.	2,900	146
	Jabil Circuit Inc.	6,800	131
*	Zynga Inc. Class A	51,500	117
*	NetScout Systems Inc.	4,500	103
*	Bankrate Inc.	11,132	102
*	Cimpress NV	1,100	100
*	Rackspace Hosting Inc.	4,400	95
*	Qlik Technologies Inc.	3,200	93
	Intersil Corp. Class A	6,700	90
*	Net 1 UEPS Technologies
	Inc.	9,431	87
*	Rambus Inc.	6,300	87
*	RetailMeNot Inc.	10,782	86

*	Photronics Inc.	8,200	85
*	EchoStar Corp. Class A	1,907	84
	SanDisk Corp.	1,100	84
*	comScore Inc.	2,600	78
*	II-VI Inc.	3,400	74
*	QLogic Corp.	5,200	70
*	SPS Commerce Inc.	1,600	69
	Cabot Microelectronics Corp.	1,676	69
*	DHI Group Inc.	7,700	62
*	Angie’s List Inc.	7,285	59
	Plantronics Inc.	1,500	59
	InterDigital Inc.	910	51
*	Verint Systems Inc.	1,200	40
	Mentor Graphics Corp.	1,800	37
*	Silicon Laboratories Inc.	800	36
*	Semtech Corp.	1,600	35
*	SunEdison Semiconductor
	Ltd.	5,400	35
*	SunPower Corp. Class A	1,500	34
*	TechTarget Inc.	4,200	31
	Activision Blizzard Inc.	900	30
	NVE Corp.	530	30
*	XO Group Inc.	1,821	29
*	ShoreTel Inc.	3,700	28
*	Knowles Corp.	2,000	26
*	Celestica Inc.	2,300	25
*	Ixia	2,000	25
*	FormFactor Inc.	3,360	24
	Belden Inc.	394	24
*	Web.com Group Inc.	1,200	24
*	Alliance Data Systems Corp.	100	22
*	Progress Software Corp.	900	22
*	United Online Inc.	1,500	17
*	Blucora Inc.	3,300	17
*	Zix Corp.	4,300	17
	EVERTEC Inc.	1,200	17
	MKS Instruments Inc.	400	15
	Microchip Technology Inc.	300	14
*	Orbotech Ltd.	600	14
	Xilinx Inc.	300	14
	NetApp Inc.	500	14
*	ACI Worldwide Inc.	600	12
*	Cognizant Technology
	Solutions Corp. Class A	196	12
*	Endurance International
	Group Holdings Inc.	1,100	12
	Amphenol Corp. Class A	200	12
*	ARRIS International plc	500	11
*	Ultratech Inc.	515	11
*	VASCO Data Security
	International Inc.	700	11
*	Sigma Designs Inc.	1,500	10
*	Veeco Instruments Inc.	500	10
*	Quotient Technology Inc.	800	9
*	Entegris Inc.	600	8
*	Diodes Inc.	400	8

Growth and Income Fund

			Market
			Value•
		Shares	($000)
*	Monster Worldwide Inc.	2,400	8
*	Yandex NV Class A	500	8
	Maxim Integrated Products
	Inc.	203	7
*	TTM Technologies Inc.	968	6
*	Ciber Inc.	2,844	6
*	BlackBerry Ltd.	700	6
*	Brightcove Inc.	900	6
*	Bazaarvoice Inc.	1,700	5
*	Anixter International Inc.	100	5
*	Zillow Group Inc. Class A	200	5
*	Infinera Corp.	300	5
*	Kemet Corp.	2,000	4
*	GoDaddy Inc. Class A	100	3
*	Fortinet Inc.	100	3
*	Advanced Micro Devices Inc.	900	3
*	Lionbridge Technologies Inc.	500	3
*	VirnetX Holding Corp.	504	2
			1,225,693
Materials (3.6%)
	Air Products & Chemicals
	Inc.	246,154	35,459
	Sealed Air Corp.	635,836	30,527
	LyondellBasell Industries
	NV Class A	263,100	22,516
	Sherwin-Williams Co.	77,052	21,934
	Dow Chemical Co.	422,863	21,507
	Avery Dennison Corp.	263,864	19,027
	Monsanto Co.	150,520	13,207
	Ball Corp.	160,906	11,471
	PPG Industries Inc.	76,327	8,510
	Mosaic Co.	292,790	7,905
	Praxair Inc.	48,390	5,538
	Eastman Chemical Co.	63,801	4,608
	Newmont Mining Corp.	131,100	3,485
	Ecolab Inc.	26,100	2,911
	Martin Marietta Materials
	Inc.	10,800	1,723
	Freeport-McMoRan Inc.	150,700	1,558
	Vulcan Materials Co.	14,200	1,499
	Graphic Packaging Holding
	Co.	107,600	1,383
	International Paper Co.	32,956	1,353
	Westlake Chemical Corp.	22,900	1,060
	Celanese Corp. Class A	15,487	1,014
	International Flavors &
	Fragrances Inc.	8,848	1,007
	Nucor Corp.	19,900	941
	CF Industries Holdings Inc.	26,185	821
*	Crown Holdings Inc.	13,300	660
	Reliance Steel & Aluminum
	Co.	4,500	311
*	Berry Plastics Group Inc.	7,811	282
	EI du Pont de Nemours &
	Co.	3,700	234

	Potash Corp. of
	Saskatchewan Inc.	11,200	191
	SunCoke Energy Inc.	22,600	147
	Ferroglobe plc	13,700	121
*	Axalta Coating Systems Ltd.	3,500	102
*	Headwaters Inc.	5,000	99
*	Century Aluminum Co.	13,600	96
	Valspar Corp.	807	86
	Materion Corp.	2,900	77
*	Constellium NV Class A	13,300	69
*	Turquoise Hill Resources
	Ltd.	21,550	55
*	Ferro Corp.	3,700	44
*	Owens-Illinois Inc.	2,500	40
	Schweitzer-Mauduit
	International Inc.	1,200	38
	Bemis Co. Inc.	700	36
	Eldorado Gold Corp.	10,400	33
	Orion Engineered Carbons
	SA	2,088	29
*	Boise Cascade Co.	1,400	29
	Mercer International Inc.	2,800	26
*	Novagold Resources Inc.	4,400	22
	Silgan Holdings Inc.	400	21
	Allegheny Technologies Inc.	1,200	20
	KMG Chemicals Inc.	700	16
	PH Glatfelter Co.	640	13
	Mesabi Trust	2,015	12
*	Flotek Industries Inc.	1,600	12
	Kaiser Aluminum Corp.	100	8
*	Intrepid Potash Inc.	5,500	6
	Sonoco Products Co.	117	6
	Olin Corp.	200	3
*	Stillwater Mining Co.	298	3
			223,911
Other (0.2%)
	SPDR S&P 500 ETF Trust	55,572	11,423
*	Safeway Inc. CVR (Casa Ley)
	Exp. 01/30/2018	75,810	10
*	Safeway Inc. CVR (PDC)
	Exp. 01/30/2017	75,810	4
*	Biosante Pharmaceutical
	Inc. CVR	4,189	—
			11,437
Telecommunication Services (2.9%)
	AT&T Inc.	2,634,359	103,188
	Verizon Communications
	Inc.	1,038,048	56,138
	CenturyLink Inc.	479,774	15,333
*	Level 3 Communications
	Inc.	114,600	6,057
	Frontier Communications
	Corp.	78,800	440
	Telephone & Data
	Systems Inc.	9,800	295

22

Growth and Income Fund

			Market
			Value•
		Shares	($000)
*	Sprint Corp.	10,738	37
	Inteliquent Inc.	1,100	18
*	Globalstar Inc.	7,900	12
			181,518
Utilities (3.2%)
	American Electric Power
	Co. Inc.	287,260	19,074
	Southern Co.	354,870	18,357
	Entergy Corp.	229,976	18,233
	FirstEnergy Corp.	489,457	17,606
	Ameren Corp.	314,425	15,753
	Exelon Corp.	417,410	14,968
	PPL Corp.	378,286	14,401
	Public Service Enterprise
	Group Inc.	295,273	13,919
	Duke Energy Corp.	160,390	12,940
	NextEra Energy Inc.	84,240	9,969
	Sempra Energy	80,610	8,387
	Consolidated Edison Inc.	104,932	8,040
	CenterPoint Energy Inc.	300,610	6,289
	Dominion Resources Inc.	74,984	5,633
	PG&E Corp.	62,985	3,761
	Pinnacle West Capital Corp.	46,235	3,471
	DTE Energy Co.	29,619	2,685
	SCANA Corp.	23,800	1,670
	NiSource Inc.	35,040	826
*	Dynegy Inc.	44,100	634
*	Calpine Corp.	25,700	390
	Edison International	3,860	277
	Atlantic Power Corp.	104,726	258
	Xcel Energy Inc.	5,860	245
	Atmos Energy Corp.	2,500	186
	Eversource Energy	2,430	142
	Great Plains Energy Inc.	3,700	119
	New Jersey Resources Corp.	2,300	84
	Laclede Group Inc.	1,000	68
	PNM Resources Inc.	1,800	61
	OGE Energy Corp.	1,300	37
	Pattern Energy Group Inc.
	Class A	1,590	30
	Avista Corp.	441	18
	WGL Holdings Inc.	200	14
	El Paso Electric Co.	300	14
	ONE Gas Inc.	200	12
	MDU Resources Group Inc.	400	8
			198,579
Total Common Stocks
(Cost $5,267,587)			6,113,960
Temporary Cash Investments (2.7%)[1]
Money Market Fund (2.5%)
[2,3]	Vanguard Market
	Liquidity Fund,
	0.495%	157,662,748	157,663

		Face	Market
		Amount	Value•
		($000)	($000)
U.S. Government and Agency Obligations (0.2%)
[4,5]	Federal Home Loan
	Bank Discount Notes,
	0.245%, 4/20/16	2,000	1,999
[4,5]	Federal Home Loan
	Bank Discount Notes,
	0.260%, 4/27/16	500	500
[4,5]	Federal Home Loan
	Bank Discount Notes,
	0.290%, 4/29/16	5,000	4,999
6	Freddie Mac Discount
	Notes, 0.220%, 4/15/16	2,300	2,300
			9,798
Total Temporary Cash Investments
	(Cost $167,461)		167,461
	Total Investments (100.3%)
	(Cost $5,435,048)		6,281,421

			Amount
			($000)
Other Assets and Liabilities (-0.3%)
	Other Assets
	Investment in VGI		526
Receivables for Investment Securities Sold 63,280
	Receivables for Accrued Income		7,983
Receivables for Capital Shares Issued			2,719
	Other Assets		12
	Total Other Assets		74,520
	Liabilities
Payables for Investment Securities
	Purchased		(69,623)
	Collateral for Securities on Loan		(6,656)
	Payables to Investment Advisor		(1,249)
Payables for Capital Shares Redeemed			(5,597)
	Payables to Vanguard		(12,821)
	Other Liabilities		(261)
	Total Liabilities		(96,207)
	Net Assets (100%)		6,259,734

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	5,340,405
Undistributed Net Investment Income	28,866
Accumulated Net Realized Gains	41,438
Unrealized Appreciation (Depreciation)
Investment Securities	846,373
Futures Contracts	2,652
Net Assets	6,259,734

23

Growth and Income Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 70,092,671 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,809,708
Net Asset Value Per Share—
Investor Shares	$40.09

Admiral Shares—Net Assets
Applicable to 52,711,280 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,450,026
Net Asset Value Per Share—
Admiral Shares	$65.45

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $6,162,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.8% and 0.5%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $6,656,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $6,499,000 have been segregated as initial margin for open futures contracts.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

24

Growth and Income Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Dividends[1]	78,321
Interest[2]	271
Securities Lending	173
Total Income	78,765
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,539
Performance Adjustment	(220)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	2,475
Management and Administrative—Admiral Shares	1,424
Marketing and Distribution—Investor Shares	269
Marketing and Distribution—Admiral Shares	133
Custodian Fees	116
Shareholders’ Reports—Investor Shares	36
Shareholders’ Reports—Admiral Shares	10
Trustees’ Fees and Expenses	4
Total Expenses	7,786
Net Investment Income	70,979
Realized Net Gain (Loss)
Investment Securities Sold	78,718
Futures Contracts	6,109
Realized Net Gain (Loss)	84,827
Change in Unrealized Appreciation (Depreciation)
Investment Securities	311,064
Futures Contracts	5,080
Change in Unrealized Appreciation (Depreciation)	316,144
Net Increase (Decrease) in Net Assets Resulting from Operations	471,950
1 Dividends are net of foreign withholding taxes of $9,000.
2 Interest income from an affiliated company of the fund was $258,000.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Growth and Income Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	70,979	109,469
Realized Net Gain (Loss)	84,827	348,167
Change in Unrealized Appreciation (Depreciation)	316,144	(438,192)
Net Increase (Decrease) in Net Assets Resulting from Operations	471,950	19,444
Distributions
Net Investment Income
Investor Shares	(26,123)	(50,108)
Admiral Shares	(32,871)	(57,404)
Realized Capital Gain[1]
Investor Shares	(152,494)	(180,933)
Admiral Shares	(181,922)	(179,399)
Total Distributions	(393,410)	(467,844)
Capital Share Transactions
Investor Shares	83,951	(82,169)
Admiral Shares	229,736	501,641
Net Increase (Decrease) from Capital Share Transactions	313,687	419,472
Total Increase (Decrease)	392,227	(28,928)
Net Assets
Beginning of Period	5,867,507	5,896,435
End of Period[2]	6,259,734	5,867,507

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $65,407,000 and $830,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $28,866,000 and $16,881,000.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Growth and Income Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$39.55	$42.69	$36.02	$30.73	$23.86	$23.98
Investment Operations
Net Investment Income	. 459.729		. 671	. 631	. 549	. 482
Net Realized and Unrealized Gain (Loss)
on Investments	2.734	(.541)	6.639	5.288	6.846	(.124)
Total from Investment Operations	3.193	.188	7.310	5.919	7.395	.358
Distributions
Dividends from Net Investment Income	(. 388)	(.724)	(. 640)	(. 629)	(. 525)	(. 478)
Distributions from Realized Capital Gains	(2.265)	(2.604)	—	—	—	—
Total Distributions	(2.653)	(3.328)	(.640)	(.629)	(.525)	(.478)
Net Asset Value, End of Period	$40.09	$39.55	$42.69	$36.02	$30.73	$23.86

Total Return[1]	8.07%	0.22%	20.42%	19.54%	31.27%	1.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,810	$2,691	$2,979	$2,869	$2,798	$2,548
Ratio of Total Expenses to
Average Net Assets[2]	0.32%	0.34%	0.37%	0.36%	0.36%	0.32%
Ratio of Net Investment Income to
Average Net Assets	2.31%	1.70%	1.67%	1.90%	1.94%	1.78%
Portfolio Turnover Rate	99%	116%	133%	109%	102%	120%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.00%, 0.02%, 0.01%, 0.01%, and (0.04%).

See accompanying Notes, which are an integral part of the Financial Statements.

27

Growth and Income Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$64.57	$69.71	$58.82	$50.18	$38.97	$39.15
Investment Operations
Net Investment Income	.784	1.272	1.176	1.097	.952	.832
Net Realized and Unrealized Gain (Loss)
on Investments	4.461	(.897)	10.833	8.633	11.168	(.199)
Total from Investment Operations	5.245	.375	12.009	9.730	12.120	.633
Distributions
Dividends from Net Investment Income	(.668)	(1.264)	(1.119)	(1.090)	(.910)	(.813)
Distributions from Realized Capital Gains	(3.697)	(4.251)	—	—	—	—
Total Distributions	(4.365)	(5.515)	(1.119)	(1.090)	(.910)	(.813)
Net Asset Value, End of Period	$65.45	$64.57	$69.71	$58.82	$50.18	$38.97

Total Return[1]	8.12%	0.31%	20.55%	19.69%	31.40%	1.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,450	$3,177	$2,917	$2,157	$1,591	$1,131
Ratio of Total Expenses to
Average Net Assets[2]	0.21%	0.23%	0.26%	0.26%	0.25%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.42%	1.81%	1.78%	2.00%	2.05%	1.89%
Portfolio Turnover Rate	99%	116%	133%	109%	102%	120%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.00%, 0.02%, 0.01%, 0.01%, and (0.04%).

See accompanying Notes, which are an integral part of the Financial Statements.

28

Growth and Income Fund

Notes to Financial Statements

Vanguard Growth and Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2016, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

29

Growth and Income Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

30

Growth and Income Fund

B. The investment advisory firms Los Angeles Capital Management and Equity Research, Inc., and D. E. Shaw Investment Management, L.L.C., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Los Angeles Capital Management and Equity Research, Inc., is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years. The basic fee of and D. E. Shaw Investment Management, L.L.C., is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $782,000 for the six months ended March 31, 2016.

For the six months ended March 31, 2016, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.12% of the fund’s average net assets, before a net decrease of $220,000 (-0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2016, the fund had contributed to Vanguard capital in the amount of $526,000, representing 0.01% of the fund’s net assets and 0.21% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	6,113,946	—	14
Temporary Cash Investments	157,663	9,798	—
Futures Contracts—Assets[1]	11	—	—
Futures Contracts—Liabilities[1]	(259)	—	—
Total	6,271,361	9,798	14
1 Represents variation margin on the last day of the reporting period.

31

Growth and Income Fund

E. At March 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2016	1,284	131,706	2,652

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2016, the cost of investment securities for tax purposes was $5,435,055,000. Net unrealized appreciation of investment securities for tax purposes was $846,366,000, consisting of unrealized gains of $979,257,000 on securities that had risen in value since their purchase and $132,891,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended March 31, 2016, the fund purchased $2,948,249,000 of investment securities and sold $2,940,497,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	March 31, 2016		September 30, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	120,594	3,043	316,336	7,469
Issued in Lieu of Cash Distributions	173,445	4,324	225,186	5,491
Redeemed	(210,088)	(5,305)	(623,691)	(14,720)
Net Increase (Decrease)—Investor Shares	83,951	2,062	(82,169)	(1,760)
Admiral Shares
Issued	196,768	3,034	646,610	9,344
Issued in Lieu of Cash Distributions	200,860	3,068	221,904	3,311
Redeemed	(167,892)	(2,589)	(366,873)	(5,305)
Net Increase (Decrease)—Admiral Shares	229,736	3,513	501,641	7,350

I. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

32

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

33

Six Months Ended March 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth and Income Fund	9/30/2015	3/31/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,080.70	$1.66
Admiral Shares	1,000.00	1,081.22	1.09
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.40	$1.62
Admiral Shares	1,000.00	1,023.95	1.06

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.32% for Investor Shares and 0.21% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

34

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

35

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

36

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
Chris D. McIsaac
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College and	Chairman, 1996–2009
Chairman of its Finance and Enrollment Committee;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center.	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

connect with vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
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Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q932 052016

Semiannual Report | March 31, 2016

Vanguard Structured Equity Funds

Vanguard Structured Large-Cap Equity Fund

Vanguard Structured Broad Market Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Structured Large-Cap Equity Fund.	10
Structured Broad Market Fund.	24
About Your Fund’s Expenses.	39
Trustees Approve Advisory Arrangements.	41
Glossary.	42

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended March 31, 2016
Total
Returns
Vanguard Structured Large-Cap Equity Fund
Institutional Shares	8.40%
Institutional Plus Shares	8.42
S&P 500 Index	8.49
Large-Cap Core Funds Average	6.23
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Structured Broad Market Fund
Institutional Shares	5.24%
Institutional Plus Shares	5.28
Russell 3000 Index	7.30
Multi-Cap Core Funds Average	4.90

Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Shares and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
September 30, 2015, Through March 31, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Structured Large-Cap Equity Fund
Institutional Shares	$38.29	$39.31	$0.833	$1.348
Institutional Plus Shares	75.80	77.81	1.672	2.668
Vanguard Structured Broad Market Fund
Institutional Shares	$33.24	$31.78	$0.727	$2.538
Institutional Plus Shares	66.43	63.53	1.463	5.072

Chairman’s Letter

Dear Shareholder,

Anyone hoping that the financial markets might become a bit more settled after the Federal Reserve’s long-anticipated rate increase—announced December 16—would have been disappointed. Stocks slumped from December through mid-February before rebounding to finish the period higher. These sharp shifts led investors to favor safer assets, a trend that generally benefited larger-capitalization stocks and more defensive sectors.

Vanguard Structured Broad Market Fund, which includes small-, mid-, and large-cap stocks, struggled with the market movements. Institutional Shares returned 5.24%; Institutional Plus Shares, with their lower expense ratio, returned 5.28%. The fund’s results were about 2 percentage points lower than the return of its benchmark, the Russell 3000 Index, but were higher than the average return for its peer group.

Vanguard Structured Large-Cap Equity Fund fared better in navigating the ups and downs. The fund returned 8.40% for Institutional Shares and 8.42% for Institutional Plus Shares. Those performances were just shy of the return of the fund’s benchmark, the S&P 500 Index, and more than 2 percentage points better than the average return for peer funds.

In the benchmark indexes of both funds, returns were positive across all sectors, with telecommunication services and utilities leading the way and health care and financials figuring among the laggards. Stock selection in both funds produced mixed results.

Stocks charted an uneven course en route to a solid outcome

The broad U.S. stock market returned about 7% for the six months. The period began and ended strongly, with fluctuations in the middle as China’s economic slowdown and falling oil and commodity prices worried investors.

Stocks rallied in March as investors again seemed encouraged by news about monetary policy, especially after the Fed indicated that it would raise interest rates fewer times in 2016 than previously anticipated. International stocks returned about 3% for the period after surging more than 8% in March. Stocks from emerging markets and from developed Pacific markets outperformed developed European stocks, which were nearly flat. U.S. dollar-based investors benefited as many foreign currencies strengthened against the dollar, a turnabout from the trend of recent years.

Bonds produced gains following a subpar start

The broad U.S. taxable bond market returned 2.44% for the fiscal half year. Returns were weak in the first three months, which culminated with the Fed’s quarter-percentage-point interest rate increase in December.

Market Barometer

	Total Returns
	Periods Ended March 31, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	7.75%	0.50%	11.35%
Russell 2000 Index (Small-caps)	2.02	-9.76	7.20
Russell 3000 Index (Broad U.S. market)	7.30	-0.34	11.01
FTSE All-World ex US Index (International)	3.09	-8.53	0.70

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.44%	1.96%	3.78%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.20	3.98	5.59
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.08	0.04

CPI
Consumer Price Index	0.08%	0.85%	1.28%

But with stocks volatile and the Fed indicating it would proceed cautiously with future rate hikes, bonds rallied in the final three months. The yield of the 10-year U.S. Treasury note closed at 1.77% at the end of March, down from 2.05% six months earlier. (Bond prices and yields move in opposite directions.)

Returns for money market funds and savings accounts remained limited by the Fed’s still-low target rate of 0.25%–0.5%.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned almost 7%. Like stocks, international bond returns for U.S.-based

Vanguard’s growth translates into lower costs for you

Research indicates that lower-cost investments have tended to outperform higher-cost ones.
So it’s little wonder that funds with lower expense ratios—including those at Vanguard—have dominated the industry’s cash inflows in recent years.

Vanguard has long been a low-cost leader, with expenses well below those of many other investment management companies. That cost difference remains a powerful advantage for
Vanguard clients. Why? Because a lower expense ratio allows a fund to pass along a greater share of its returns to its investors.

What’s more, as you can see in the chart below, we’ve been able to lower our costs continually as our assets under management have grown. Our steady growth has not been an explicit business objective. Rather, we focus on putting our clients’ interests first at all times, and giving them the best chance for investment success. But economies of scale—the cost efficiencies that come with our growth—have allowed us to keep lowering our fund costs, even as we invest in our people and technology.

The benefit of economies of scale

Note: Data are for U.S.-based Vanguard funds only.
Source: Vanguard.

investors benefited from dollar weakness. Even in local currencies, however, international bond returns were solidly positive, boosted in part by additional stimulus measures taken in Europe and Asia to combat weak growth and low inflation.

The advisor’s model produced better returns among large-caps

Vanguard Quantitative Equity Group (QEG), the funds’ advisor, uses a disciplined, data-driven process to assess the relative attractiveness of stocks—with the goal of providing long-term returns that are greater than those of their benchmarks while tightly controlling risk. Similar to a traditional fund manager, QEG analyzes several criteria that research has shown can contribute to long-term outperformance, including valuation, revenue and earnings growth, dividend policy, reinvestment decisions, and balance sheet quality.

A proprietary computer model helps QEG systematically screen and rank stocks within each of the industry groups that make up the investable universe of each fund—roughly 3,000 stocks in the case of the Broad Market Fund and about 500 for the Large-Cap Equity Fund. This investment process has been developed and refined over more than three decades, and is supported by an experienced in-house research team.

QEG generally keeps each fund’s sector exposures aligned closely with those of the index; it doesn’t favor or shun a particular sector significantly in the attempt to improve performance relative to the benchmark. Positioning within industry subgroups can make a difference, but what often matters more is how the holdings in the funds perform.

The Broad Market Fund has had above-benchmark returns for each of the last five fiscal years, while the Large-Cap Equity Fund beat its benchmark in four of those years. However, as with any active investment strategy, it works better under some market conditions than others. For the six months under review, investors’ concerns about global macroeconomic factors seemed to take precedence over company-specific fundamentals. In this environment, the Large-Cap Equity Fund performed in line with its index, while the Broad Market Fund fell behind its benchmark.

Compared with the benchmark, the Broad Market Fund’s health care holdings were a bright spot. The screening process here led to outperformance in biotechnology and pharmaceuticals by helping the fund sidestep some of the poorest performers in those segments. Overall, however, stock selection in the fund proved subpar, with notable pockets of underperformance in information technology, financials, and consumer discretionary.

For the Large-Cap Equity Fund, areas of relative strength included stocks of apparel makers, internet retailers, and auto parts companies in the consumer discretionary sector, as well as insurance and consumer finance companies in the financial sector. The fund’s successes were offset, however, by underperformance elsewhere, including health care providers and services. Holdings in energy and industrials were significant detractors as well.

For more information about the advisor’s approach and the funds’ positioning during the year, please see the Advisor’s Report that follows this letter.

Consider rebalancing to manage your risk

Let’s say you’ve taken the time to carefully create an appropriate asset allocation for your investment portfolio. Your efforts have produced a diversified mix of stock, bond, and money market funds tailored to your goals, time horizon, and risk tolerance.

But what should you do when your portfolio drifts from its original asset allocation as the financial markets rise or fall? Consider rebalancing to bring it back to the proper mix.

Just one year of outsized returns can throw your allocation out of whack. Take 2013 as an example. That year, the broad stock market (as measured by the Russell 3000 Index) returned 33.55% and the broad taxable bond market (as measured by the Barclays U.S. Aggregate Bond Index) returned –2.02%. A hypothetical portfolio that tracked the broad domestic market indexes and started the year with 60% stocks and 40% bonds would have ended with a more aggressive mix of 67% stocks and 33% bonds.

Rebalancing to bring your portfolio back to its original targets would require you to shift assets away from areas that have been performing well toward those that have been falling behind. That isn’t easy or intuitive. It’s a way to minimize risk rather than maximize returns and to stick with your investment plan through different types of markets. (You can read more about our approach in Best Practices for Portfolio Rebalancing at vanguard.com/research.)

It’s not necessary to check your portfolio every day or every month, much less rebalance it that frequently. It may be more appropriate to monitor it annually or semiannually and rebalance when your allocation swings 5 percentage points or more from its target.

It’s important, of course, to be aware of the tax implications. You’ll want to consult with your tax advisor, but generally speaking, it may be a good idea to make any asset changes within a tax-advantaged retirement account or to direct new cash flows into the underweighted asset class.

However you go about it, keeping your asset allocation from drifting too far off target can help you stay on track with the investment plan you’ve crafted to meet your financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 13, 2016

Advisor’s Report

For the fiscal half year ended March 31, 2016, Vanguard Structured Large-Cap Equity Fund returned 8.40% for Institutional Shares, underperforming the return of its benchmark, the S&P 500 Index, by 0.09 percentage point. Vanguard Structured Broad Market Fund returned 5.24% for Institutional Shares, underperforming its benchmark, the Russell 3000 Index, by 2.06 percentage points.

Over the period, U.S. equities produced strong returns, but experienced heavy volatility. The broad U.S. equity market, as measured by the Russell 3000 Index, was up 7.30%. Large-capitalization stocks performed better than smaller-caps, and value-oriented stocks outpaced growth stocks. Globally, the U.S. equity market outperformed international markets, while emerging markets outpaced developed markets.

All ten sector groups in the broad U.S. equity market generated positive returns. Results were best in telecommunication services, utilities, and materials. Energy, financials, and health care were the laggards.

In late 2015, the U.S. economy continued to grow, but at a slower pace. Fourth-quarter real GDP came in at 1.4%, compared with 2.0% in the third quarter, with the deceleration attributed primarily to downturns in nonresidential fixed investment, exports, and state and local government spending. Corporate profits decreased 8.1% in the final quarter of 2015, reflecting the largest quarterly decline since the first quarter of 2011. However, the U.S. job market improved further. In March, total nonfarm payrolls rose by 215,000, and the unemployment rate stood at 5.0%.

Oil prices declined significantly in the first quarter of 2016 but have since recovered, increasing over 40% from their mid-February low. This volatility spilled over into the global stock markets, as they saw similar price movements in the same quarter. The U.S. Federal Reserve raised interest rates in December, after keeping rates near zero since 2008. Additional interest rate hikes are expected later this year, but changes are likely to be gradual and will depend on global economic data. Meanwhile, several of the world’s central banks, including the European Central Bank and the Bank of Japan, are experimenting with negative interest rates in an attempt to spur economic growth.

Although we seek to understand the impact of macroeconomic factors on portfolio performance, our investment process is centered on specific stock fundamentals. We use a disciplined, quantitative approach, not technical analysis of stock price movements. Our model aims to systematically identify stocks within each industry group in our investment universe that are more likely to exhibit long-term outperformance.

Our model focuses on five key themes that we believe attractive stocks tend to exhibit: high quality (healthy balance sheets and consistent cash flow generation); effective management decisions regarding the use of capital (sound investment policies that favor internal over external funding); consistent earnings growth (a demonstrated ability to increase earnings year after year); strong momentum (a market confirmation of our view); and reasonable valuations (we try to avoid overpriced stocks).

This framework helps us to identify and take advantage of inefficiencies in the market caused by persistent biases in investor behavior. Using the results of our model, we then construct and review our portfolio daily with the goal of maximizing expected return while minimizing exposure to risks that our research indicates do not improve returns, such as deviations from sector weightings relative to the benchmark.

The management decisions and valuation components of our model were able to produce positive relative performance for both the Structured Broad Market Fund and Structured Large-Cap Equity Fund. Unfortunately, the momentum and quality components did not perform as expected.

The model’s effectiveness over the period across sectors was mixed. The Structured Large-Cap Equity Fund produced positive stock selection results in four of the ten sectors in the benchmark, benefiting the most from the strong stock selection in consumer discretionary, financials, and telecommunication services. We underper-formed in health care and energy.

The Structured Broad Market Fund also produced positive stock selection results in four of ten sectors, with the strongest results coming from health care and telecommunication services. We underperformed in consumer discretionary, financials, and information technology.

Structured Large-Cap Equity Fund

At the individual stock level, the largest contributors came from overweight positions in Nasdaq (+25.5%), CenturyLink (+32.0%), and Avery Dennison (+28.9%). In addition, when comparing the portfolio’s performance with that of its benchmark, we benefited from underweighting or avoiding poorly performing stocks such as American Express (–16.5%) and Morgan Stanley (–19.8%).

Unfortunately, we were not able to avoid all poor performers. Overweight positions in Express Scripts Holding Co. (–15.2%) and Eli Lilly (–12.8%) directly lowered performance. Also, underweighting companies that were not positively identified by the fundamentals in our model, such as General Electric (+28.0%) and Philip Morris International (+26.4%), hurt our overall outperformance relative to our benchmark.

Structured Broad Market Fund

At the individual stock level, the largest contributors came from overweight positions in Trinseo (+45.8%), Verizon Communications (+27.5%), and Hawaiian Holdings (+91.2%). In addition, when comparing the portfolio’s performance with that of its benchmark, we benefited from underweighting or avoiding poor performers such as Biogen (–10.8%) and Kinder Morgan (–33.8%).

Overweight positions in Santander Consumer USA Holdings (–48.6%) and Fitbit (–59.8%) directly lowered performance. Also, underweighting companies that were not positively identified by the fundamentals in our model, such as McDonald’s (+29.5%) and Microsoft (+26.5%), hurt our overall performance relative to our benchmark.

Although we recognize that risk can reward or punish us in the near term, we continue to believe that constructing a portfolio that emphasizes the key fundamentals within our model will benefit investors over the long term. We feel that the Structured Equity Funds offer a strong mix of stocks with attractive valuation and growth characteristics relative to their underlying benchmarks.

We thank you for your investment and look forward to the second half of the fiscal year.

Portfolio Managers:

James P. Stetler, Principal

Michael R. Roach, CFA

Anatoly Shtekhman, CFA

Binbin Guo, Principal, Head of Equity
Research and Portfolio Strategies

Vanguard Quantitative Equity Group

April 19, 2016

Structured Large-Cap Equity Fund

Fund Profile
As of March 31, 2016

Share-Class Characteristics
	Institutional	Institutional
	Shares	Plus Shares
Ticker Symbol	VSLIX	VSLPX
Expense Ratio[1]	0.20%	0.16%
30-Day SEC Yield	1.96%	2.00%

Portfolio Characteristics
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	FA Index
Number of Stocks	176	504	3,900
Median Market Cap	$33.0B	$79.4B	$52.5B
Price/Earnings Ratio	17.7x	20.5x	21.8x
Price/Book Ratio	2.6x	2.8x	2.7x
Return on Equity	17.7%	18.5%	17.5%
Earnings Growth
Rate	8.4%	7.6%	8.0%
Dividend Yield	2.2%	2.2%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	75%	—	—
Short-Term Reserves	-0.3%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index FA Index
Consumer
Discretionary	13.0%	12.9%	13.6%
Consumer Staples	10.4	10.4	9.2
Energy	6.7	6.8	6.1
Financials	15.6	15.6	17.4
Health Care	14.4	14.3	13.7
Industrials	10.1	10.1	10.7
Information
Technology	20.8	20.8	20.1
Materials	2.8	2.8	3.2
Telecommunication
Services	2.8	2.8	2.5
Utilities	3.4	3.5	3.5

Volatility Measures
		DJ
		U.S. Total
	S&P 500	Market
	Index	FA Index
R-Squared	0.98	0.98
Beta	1.00	0.98

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	2.8%
Alphabet Inc.	Internet Software &
	Services	2.3
Johnson & Johnson	Pharmaceuticals	2.2
General Electric Co.	Industrial
	Conglomerates	2.2
Microsoft Corp.	Systems Software	1.9
Exxon Mobil Corp.	Integrated Oil & Gas	1.4
Verizon Communications Integrated
Inc.	Telecommunication
	Services	1.3
Amazon.com Inc.	Internet Retail	1.3
Gilead Sciences Inc.	Biotechnology	1.2
JPMorgan Chase & Co.	Diversified Banks	1.2
Top Ten		17.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2016. For the six months ended March 31, 2016, the annualized expense ratios were 0.18% for Institutional Shares and 0.14% for Institutional Plus Shares.

Structured Large-Cap Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): May 16, 2006, Through March 31, 2016

Note: For 2016, performance data reflect the six months ended March 31, 2016.

Average Annual Total Returns: Periods Ended March 31, 2016

	Inception	One	Five	Since
	Date	Year	Years	Inception
Institutional Shares	5/16/2006	2.64%	12.99%	7.38%
Institutional Plus Shares	5/15/2006	2.66	13.05	7.44

See Financial Highlights for dividend and capital gains information.

Structured Large-Cap Equity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (13.0%)
*	Amazon.com Inc.	11,688	6,938
	Target Corp.	54,677	4,499
	Walt Disney Co.	38,034	3,777
	Carnival Corp.	70,800	3,736
*	O’Reilly Automotive Inc.	13,199	3,612
	Omnicom Group Inc.	41,668	3,468
	Marriott International Inc.
	Class A	47,672	3,393
	Leggett & Platt Inc.	66,493	3,218
^	Nordstrom Inc.	56,009	3,204
	Staples Inc.	290,404	3,203
	Best Buy Co. Inc.	94,970	3,081
	Darden Restaurants Inc.	46,300	3,070
*	Discovery Communications
	Inc. Class A	104,142	2,982
	GameStop Corp. Class A	92,108	2,923
	News Corp. Class B	215,600	2,857
	Goodyear Tire & Rubber Co.	81,671	2,693
	Home Depot Inc.	17,444	2,328
	PVH Corp.	23,372	2,315
	General Motors Co.	73,500	2,310
	Interpublic Group of
	Cos. Inc.	86,180	1,978
	Comcast Corp. Class A	29,036	1,774
	DR Horton Inc.	56,052	1,694
*	Michael Kors Holdings Ltd.	21,959	1,251
	McDonald’s Corp.	5,457	686
*	Discovery
	Communications Inc.	8,000	216
			71,206
Consumer Staples (10.3%)
	Wal-Mart Stores Inc.	89,089	6,102
	Procter & Gamble Co.	50,079	4,122
	General Mills Inc.	62,714	3,973
	Kroger Co.	100,170	3,831
	ConAgra Foods Inc.	79,124	3,531
	Tyson Foods Inc. Class A	52,502	3,500
	Kimberly-Clark Corp.	25,118	3,379

	Campbell Soup Co.	51,747	3,301
	Dr Pepper Snapple
	Group Inc.	35,567	3,180
	Coca-Cola Enterprises Inc.	62,545	3,174
	Clorox Co.	25,089	3,163
	Altria Group Inc.	46,026	2,884
	Sysco Corp.	59,350	2,773
	Coca-Cola Co.	56,576	2,625
	Hershey Co.	25,382	2,337
	PepsiCo Inc.	18,092	1,854
	Philip Morris
	International Inc.	17,041	1,672
	Colgate-Palmolive Co.	8,542	603
	CVS Health Corp.	5,300	550
	Estee Lauder Cos. Inc.
	Class A	2,750	259
	Archer-Daniels-Midland Co.	1,744	63
			56,876
Energy (6.7%)
	Exxon Mobil Corp.	94,396	7,890
	Phillips 66	47,531	4,116
	Valero Energy Corp.	59,749	3,832
	Tesoro Corp.	35,658	3,067
*,^	Southwestern Energy Co.	374,391	3,021
^	Transocean Ltd.	302,599	2,766
	Ensco plc Class A	265,031	2,748
	Spectra Energy Corp.	81,711	2,500
	Chevron Corp.	26,056	2,486
	Noble Corp. plc	220,100	2,278
	Devon Energy Corp.	69,482	1,907
*	Cameron International Corp.	4,200	282
			36,893
Financials (15.5%)
	JPMorgan Chase & Co.	113,219	6,705
	Citigroup Inc.	157,348	6,569
	Wells Fargo & Co.	86,814	4,198
	Travelers Cos. Inc.	34,795	4,061
	Bank of New York
	Mellon Corp.	107,046	3,943
	Prudential Financial Inc.	54,145	3,910

Structured Large-Cap Equity Fund

			Market
			Value•
		Shares	($000)
	Prologis Inc.	84,545	3,735
	McGraw Hill Financial Inc.	37,398	3,702
	Capital One Financial Corp.	53,000	3,674
	Fifth Third Bancorp	191,869	3,202
	Bank of America Corp.	236,488	3,197
	Host Hotels & Resorts Inc.	190,346	3,179
	Nasdaq Inc.	47,768	3,171
	Unum Group	100,586	3,110
	Navient Corp.	252,560	3,023
	Macerich Co.	37,774	2,993
	Discover Financial Services	58,214	2,964
	Regions Financial Corp.	369,443	2,900
*	Berkshire Hathaway Inc.
	Class B	20,205	2,867
	Aflac Inc.	44,747	2,825
	AvalonBay Communities Inc.	12,600	2,397
*	Berkshire Hathaway Inc.
	Class A	11	2,348
	SunTrust Banks Inc.	52,146	1,881
	Kimco Realty Corp.	64,900	1,868
	Public Storage	3,600	993
	HCP Inc.	21,500	701
	Ameriprise Financial Inc.	4,499	423
	Essex Property Trust Inc.	1,531	358
	Hartford Financial Services
	Group Inc.	6,188	285
	Realty Income Corp.	2,730	171
	Northern Trust Corp.	322	21
			85,374
Health Care (14.3%)
	Johnson & Johnson	111,116	12,023
	Gilead Sciences Inc.	73,633	6,764
	Bristol-Myers Squibb Co.	94,800	6,056
	Amgen Inc.	35,532	5,327
	Eli Lilly & Co.	65,287	4,701
*	Express Scripts Holding Co.	59,668	4,099
*	Biogen Inc.	15,477	4,029
	Anthem Inc.	27,206	3,781
	AbbVie Inc.	64,868	3,705
*	HCA Holdings Inc.	47,343	3,695
	Cardinal Health Inc.	44,300	3,630
	McKesson Corp.	23,000	3,617
	AmerisourceBergen Corp.
	Class A	36,991	3,202
	Zoetis Inc.	70,046	3,105
	Pfizer Inc.	94,800	2,810
	Merck & Co. Inc.	34,456	1,823
	CR Bard Inc.	8,504	1,724
	Aetna Inc.	11,657	1,310
*	Hologic Inc.	28,986	1,000
	UnitedHealth Group Inc.	5,754	742
*	Allergan plc	2,131	571
	Medtronic plc	6,500	487
	Cigna Corp.	3,100	425
	Baxter International Inc.	5,616	231
			78,857

Industrials (10.1%)
	General Electric Co.	378,126	12,021
	Northrop Grumman Corp.	20,094	3,977
	General Dynamics Corp.	29,665	3,897
	Southwest Airlines Co.	86,130	3,859
*	United Continental
	Holdings Inc.	61,129	3,659
	PACCAR Inc.	64,860	3,547
	Masco Corp.	105,789	3,327
	Delta Air Lines Inc.	65,311	3,179
*	Quanta Services Inc.	137,325	3,098
*	United Rentals Inc.	49,737	3,093
	Cintas Corp.	32,696	2,936
	Fluor Corp.	51,223	2,751
	Rockwell Automation Inc.	17,200	1,957
	Stanley Black & Decker Inc.	16,869	1,775
	American Airlines Group Inc.	32,100	1,316
	Equifax Inc.	5,245	599
	Pitney Bowes Inc.	19,845	428
	3M Co.	1,400	233
			55,652
Information Technology (20.8%)
	Apple Inc.	142,686	15,551
	Microsoft Corp.	191,248	10,563
*	Alphabet Inc. Class A	11,105	8,472
	Accenture plc Class A	45,218	5,218
*	Facebook Inc. Class A	44,481	5,075
	Broadcom Ltd.	29,400	4,542
*	Alphabet Inc. Class C	5,647	4,207
	Intuit Inc.	37,055	3,854
	Intel Corp.	116,932	3,783
	HP Inc.	296,928	3,658
	NVIDIA Corp.	100,494	3,581
*	Fiserv Inc.	34,150	3,503
	Xerox Corp.	306,496	3,421
*	Citrix Systems Inc.	43,398	3,410
	Motorola Solutions Inc.	44,711	3,385
*	Electronic Arts Inc.	51,027	3,373
	Lam Research Corp.	40,211	3,321
	Western Union Co.	166,393	3,210
	CSRA Inc.	116,210	3,126
	Hewlett Packard
	Enterprise Co.	169,927	3,013
*	Teradata Corp.	112,100	2,942
	Total System Services Inc.	55,806	2,655
*	F5 Networks Inc.	24,246	2,566
	Computer Sciences Corp.	50,400	1,733
	Visa Inc. Class A	21,712	1,661
	Cisco Systems Inc.	47,878	1,363
	Juniper Networks Inc.	40,660	1,037
	International Business
	Machines Corp.	6,587	998
	Oracle Corp.	23,888	977
	Texas Instruments Inc.	11	1
			114,199

Structured Large-Cap Equity Fund

		Market
		Value•
	Shares	($000)
Materials (2.8%)
Dow Chemical Co.	92,323	4,695
LyondellBasell Industries
NV Class A	45,339	3,880
Sealed Air Corp.	67,688	3,250
Avery Dennison Corp.	44,214	3,188
Sherwin-Williams Co.	1,640	467
		15,480
Telecommunication Services (2.8%)
Verizon
Communications Inc.	136,310	7,372
AT&T Inc.	113,456	4,444
CenturyLink Inc.	109,247	3,491
		15,307
Utilities (3.4%)
Exelon Corp.	110,102	3,948
PPL Corp.	95,824	3,648
FirstEnergy Corp.	94,587	3,402
Entergy Corp.	40,802	3,235
Public Service Enterprise
Group Inc.	59,274	2,794
American Electric Power
Co. Inc.	26,600	1,766
NiSource Inc.	3,196	76
		18,869
Total Common Stocks
(Cost $463,883)		548,713
Temporary Cash Investments (0.5%)[1]
Money Market Fund (0.4%)
[2,3] Vanguard Market
Liquidity Fund, 0.495%	2,326,000	2,326

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[4,5] Federal Home Loan Bank
Discount Notes,
0.411%, 6/2/16	200	200
Total Temporary Cash Investments
(Cost $2,526)		2,526
Total Investments (100.2%)
(Cost $466,409)		551,239

Amount
($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investments in Vanguard	47
Receivables for Investment Securities Sold	2,106
Receivables for Accrued Income	755
Receivables for Capital Shares Issued	1,000
Total Other Assets	3,908
Liabilities
Payables for Investment Securities
Purchased	(1,000)
Collateral for Securities on Loan	(2,326)
Payables for Capital Shares Redeemed	(93)
Payables to Vanguard	(515)
Other Liabilities	(834)
Total Liabilities	(4,768)
Net Assets (100%)	550,379

Structured Large-Cap Equity Fund

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	453,790
Undistributed Net Investment Income	2,388
Accumulated Net Realized Gains	9,339
Unrealized Appreciation (Depreciation)
Investment Securities	84,830
Futures Contracts	32
Net Assets	550,379

Institutional Shares—Net Assets
Applicable to 2,278,481 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	89,558
Net Asset Value Per Share—
Institutional Shares	$39.31

Institutional Plus Shares—Net Assets
Applicable to 5,922,060 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	460,821
Net Asset Value Per Share—
Institutional Plus Shares	$77.81

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,224,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $2,326,000 of collateral received for securities on loan.
4 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Dividends	6,891
Interest[1]	3
Securities Lending	40
Total Income	6,934
Expenses
The Vanguard Group—Note B
Investment Advisory Services	225
Management and Administrative—Institutional Shares	39
Management and Administrative—Institutional Plus Shares	130
Marketing and Distribution—Institutional Shares	1
Marketing and Distribution—Institutional Plus Shares	3
Custodian Fees	6
Shareholders’ Reports—Institutional Shares	1
Shareholders’ Reports—Institutional Plus Shares	—
Total Expenses	405
Net Investment Income	6,529
Realized Net Gain (Loss)
Investment Securities Sold	11,849
Futures Contracts	53
Realized Net Gain (Loss)	11,902
Change in Unrealized Appreciation (Depreciation)
Investment Securities	25,572
Futures Contracts	48
Change in Unrealized Appreciation (Depreciation)	25,620
Net Increase (Decrease) in Net Assets Resulting from Operations	44,051
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,529	11,535
Realized Net Gain (Loss)	11,902	101,772
Change in Unrealized Appreciation (Depreciation)	25,620	(100,461)
Net Increase (Decrease) in Net Assets Resulting from Operations	44,051	12,846
Distributions
Net Investment Income
Institutional Shares	(1,885)	(1,797)
Institutional Plus Shares	(10,088)	(11,950)
Realized Capital Gain
Institutional Shares	(3,050)	—
Institutional Plus Shares	(16,098)	—
Total Distributions	(31,121)	(13,747)
Capital Share Transactions
Institutional Shares	463	31,286
Institutional Plus Shares	(7,810)	(223,798)
Net Increase (Decrease) from Capital Share Transactions	(7,347)	(192,512)
Total Increase (Decrease)	5,583	(193,413)
Net Assets
Beginning of Period	544,796	738,209
End of Period[1]	550,379	544,796
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,388,000 and $7,832,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$38.29	$38.88	$32.42	$27.83	$21.49	$20.97
Investment Operations
Net Investment Income	. 457	.773[1]	.710	.618	.531	.428[1]
Net Realized and Unrealized Gain (Loss)
on Investments	2.744	(.355)	6.363	4.542	6.306	.458
Total from Investment Operations	3.201	.418	7.073	5.160	6.837	.886
Distributions
Dividends from Net Investment Income	(. 833)	(1.008)	(. 613)	(. 570)	(. 497)	(. 366)
Distributions from Realized Capital Gains	(1.348)	—	—	—	—	—
Total Distributions	(2.181)	(1.008)	(.613)	(.570)	(.497)	(.366)
Net Asset Value, End of Period	$39.31	$38.29	$38.88	$32.42	$27.83	$21.49

Total Return	8.40%	1.03%	22.08%	18.93%	32.32%	4.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$90	$87	$58	$52	$15	$12
Ratio of Total Expenses to
Average Net Assets	0.18%	0.20%	0.24%	0.24%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets	2.21%	1.93%	1.86%	2.09%	2.10%	1.95%
Portfolio Turnover Rate	75%	73%	68%	62%	64%	67%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Financial Highlights

Institutional Plus Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$75.80	$76.94	$64.10	$55.02	$42.48	$41.98
Investment Operations
Net Investment Income	. 918	1.550[1]	1.455	1.207	1.084	.910[1]
Net Realized and Unrealized Gain (Loss)
on Investments	5.432	(.703)	12.586	9.037	12.466	.906
Total from Investment Operations	6.350	.847	14.041	10.244	13.550	1.816
Distributions
Dividends from Net Investment Income	(1.672)	(1.987)	(1.201)	(1.164)	(1.010)	(1.316)
Distributions from Realized Capital Gains	(2.668)	—	—	—	—	—
Total Distributions	(4.340)	(1.987)	(1.201)	(1.164)	(1.010)	(1.316)
Net Asset Value, End of Period	$77.81	$75.80	$76.94	$64.10	$55.02	$42.48

Total Return	8.42%	1.05%	22.17%	19.02%	32.42%	4.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$461	$458	$680	$612	$497	$379
Ratio of Total Expenses to
Average Net Assets	0.14%	0.16%	0.17%	0.17%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.25%	1.97%	1.93%	2.16%	2.17%	2.02%
Portfolio Turnover Rate	75%	73%	68%	62%	64%	67%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Notes to Financial Statements

Vanguard Structured Large-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and Institutional Plus Shares. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Structured Large-Cap Equity Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Structured Large-Cap Equity Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2016, the fund had contributed to Vanguard capital in the amount of $47,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	548,713	—	—
Temporary Cash Investments	2,326	200	—
Futures Contracts—Liabilities[1]	(3)	—	—
Total	551,036	200	—
1 Represents variation margin on the last day of the reporting period.

D. At March 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2016	17	1,744	32

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Structured Large-Cap Equity Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

At March 31, 2016, the cost of investment securities for tax purposes was $466,409,000. Net unrealized appreciation of investment securities for tax purposes was $84,830,000, consisting of unrealized gains of $101,086,000 on securities that had risen in value since their purchase and $16,256,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2016, the fund purchased $206,350,000 of investment securities and sold $238,946,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	March 31, 2016		September 30, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	6,057	155	83,381	2,068
Issued in Lieu of Cash Distributions	3,786	97	1,272	33
Redeemed	(9,380)	(242)	(53,367)	(1,328)
Net Increase (Decrease)—Institutional Shares	463	10	31,286	773
Institutional Plus Shares
Issued	653	9	2,279	28
Issued in Lieu of Cash Distributions	16,131	209	—	—
Redeemed	(24,594)	(337)	(226,077)	(2,825)
Net Increase (Decrease)—Institutional Plus Shares	(7,810)	(119)	(223,798)	(2,797)

At March 31, 2016, one shareholder was the record or beneficial owner of 83% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

Structured Broad Market Fund

Fund Profile
As of March 31, 2016

Share-Class Characteristics
	Institutional	Institutional
	Shares	Plus Shares
Ticker Symbol	VSBMX	VSBPX
Expense Ratio[1]	0.20%	0.16%
30-Day SEC Yield	1.92%	1.99%

Portfolio Characteristics
			DJ
		Russell	U.S. Total
		3000	Market
	Fund	Index	FA Index
Number of Stocks	250	2,979	3,900
Median Market Cap	$27.6B	$52.6B	$52.5B
Price/Earnings Ratio	16.6x	21.7x	21.8x
Price/Book Ratio	2.5x	2.7x	2.7x
Return on Equity	17.2%	17.6%	17.5%
Earnings Growth
Rate	9.8%	8.0%	8.0%
Dividend Yield	2.2%	2.1%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	77%	—	—
Short-Term Reserves	-0.5%	—	—

Sector Diversification (% of equity exposure)
			DJ
		Russell	U.S. Total
		3000	Market
	Fund	Index	FA Index
Consumer
Discretionary	13.5%	13.6%	13.6%
Consumer Staples	9.1	9.2	9.2
Energy	6.1	6.1	6.1
Financials	17.2	17.3	17.4
Health Care	13.7	13.7	13.7
Industrials	11.0	10.9	10.7
Information
Technology	20.1	20.0	20.1
Materials	3.2	3.2	3.2
Telecommunication
Services	2.5	2.5	2.5
Utilities	3.6	3.5	3.5

Volatility Measures
		DJ
	Russell	U.S. Total
	3000	Market
	Index	FA Index
R-Squared	0.97	0.97
Beta	0.99	0.99

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	2.4%
Alphabet Inc.	Internet Software &
	Services	2.3
Johnson & Johnson	Pharmaceuticals	1.9
Verizon Communications Integrated
Inc.	Telecommunication
	Services	1.6
Microsoft Corp.	Systems Software	1.5
JPMorgan Chase & Co.	Diversified Banks	1.5
Berkshire Hathaway Inc. Multi-Sector Holdings		1.5
Amazon.com Inc.	Internet Retail	1.3
Exxon Mobil Corp.	Integrated Oil & Gas	1.1
Gilead Sciences Inc.	Biotechnology	1.1
Top Ten		16.2%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2016. For the six months ended March 31, 2016, the annualized expense ratios were 0.19% for Institutional Shares and 0.14% for Institutional Plus Shares.

Structured Broad Market Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 2006, Through March 31, 2016

Note: For 2016, performance data reflect the six months ended March 31, 2016.

Average Annual Total Returns: Periods Ended March 31, 2016

	Inception	One	Five	Ten
	Date	Year	Years	Years
Institutional Shares	11/30/2006	-0.11%	12.63%	6.71%[1]
Institutional Plus Shares	5/3/2004	-0.06	12.70	7.25

The fund commenced operations as a registered investment company on October 3, 2006. The fund’s performance before that date includes the performance of a predecessor trust, Vanguard Fiduciary Trust Company Structured Broad Market Trust.
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

Structured Broad Market Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (13.4%)
*	Amazon.com Inc.	12,479	7,408
	Walt Disney Co.	59,346	5,894
	Home Depot Inc.	39,881	5,321
	Comcast Corp. Class A	76,028	4,644
	NIKE Inc. Class B	73,033	4,489
	Lowe’s Cos. Inc.	58,157	4,405
	Target Corp.	52,709	4,337
	Carnival Corp.	68,973	3,640
*	O’Reilly Automotive Inc.	13,210	3,615
	Darden Restaurants Inc.	46,959	3,113
	Marriott International Inc.
	Class A	40,662	2,894
^	Outerwall Inc.	77,000	2,848
	Cooper Tire & Rubber Co.	72,482	2,683
*	Smith & Wesson Holding
	Corp.	73,366	1,953
	General Motors Co.	58,884	1,851
	News Corp. Class B	131,904	1,748
	Omnicom Group Inc.	20,880	1,738
*	Isle of Capri Casinos Inc.	116,399	1,630
*	Boyd Gaming Corp.	75,500	1,560
*	American Axle &
	Manufacturing
	Holdings Inc.	79,300	1,220
^	World Wrestling
	Entertainment Inc. Class A	67,501	1,192
	Sinclair Broadcast Group Inc.
	Class A	31,300	963
	Sturm Ruger & Co. Inc.	12,948	885
	Leggett & Platt Inc.	14,327	693
	New York Times Co. Class A	48,377	603
*	Discovery Communications
	Inc. Class A	20,807	596
	Abercrombie & Fitch Co.	13,768	434
*	Penn National Gaming Inc.	25,671	429
	Whirlpool Corp.	2,279	411
	McDonald’s Corp.	3,074	386

	DR Horton Inc.	10,975	332
*	Michael Kors Holdings Ltd.	5,591	319
*	Cooper-Standard Holding Inc.	3,889	279
	Nordstrom Inc.	4,761	272
			74,785
Consumer Staples (9.1%)
	Altria Group Inc.	91,948	5,761
	Wal-Mart Stores Inc.	82,188	5,629
	Kroger Co.	97,630	3,734
	Tyson Foods Inc. Class A	51,950	3,463
^	Cal-Maine Foods Inc.	57,038	2,961
	Universal Corp.	52,000	2,954
	Procter & Gamble Co.	34,551	2,844
	Dr Pepper Snapple
	Group Inc.	31,602	2,826
	Dean Foods Co.	150,219	2,602
*,^	Herbalife Ltd.	40,513	2,494
	Bunge Ltd.	42,549	2,411
^	Coty Inc. Class A	62,152	1,730
	Ingles Markets Inc. Class A	41,556	1,558
	Coca-Cola Co.	33,365	1,548
	Energizer Holdings Inc.	35,809	1,451
	ConAgra Foods Inc.	27,932	1,246
	PepsiCo Inc.	11,405	1,169
*	USANA Health Sciences Inc.	9,100	1,105
	Philip Morris International Inc.	8,815	865
	SpartanNash Co.	24,140	732
*	Omega Protein Corp.	29,100	493
^	Natural Health Trends Corp.	12,550	416
	CVS Health Corp.	3,107	322
			50,314
Energy (6.1%)
	Exxon Mobil Corp.	75,582	6,318
	Valero Energy Corp.	58,500	3,752
	Tesoro Corp.	33,950	2,920
	PBF Energy Inc. Class A	85,572	2,841
	Noble Corp. plc	243,586	2,521
^	Ship Finance
	International Ltd.	177,541	2,466

Structured Broad Market Fund

			Market
			Value•
		Shares	($000)
	Rowan Cos. plc Class A	150,304	2,420
^	Nordic American
	Tankers Ltd.	158,459	2,233
	Chevron Corp.	17,765	1,695
^	Frontline Ltd.	159,600	1,336
	Western Refining Inc.	44,945	1,307
	Teekay Tankers Ltd.
	Class A	280,749	1,030
	Phillips 66	11,678	1,011
	Marathon Petroleum Corp.	15,317	570
	Ensco plc Class A	39,261	407
*	FMC Technologies Inc.	10,970	300
	HollyFrontier Corp.	8,296	293
	Scorpio Tankers Inc.	46,735	273
	DHT Holdings Inc.	44,603	257
			33,950
Financials (17.1%)
	JPMorgan Chase & Co.	141,636	8,388
*	Berkshire Hathaway Inc.
	Class B	57,500	8,158
	Citigroup Inc.	144,700	6,041
	Bank of America Corp.	419,200	5,668
	Wells Fargo & Co.	102,326	4,948
	Travelers Cos. Inc.	33,825	3,948
	MSCI Inc. Class A	41,253	3,056
	Gaming and Leisure
	Properties Inc.	95,730	2,960
	Assured Guaranty Ltd.	115,300	2,917
*	Walker & Dunlop Inc.	108,389	2,631
	Ameriprise Financial Inc.	27,900	2,623
	Hospitality Properties Trust	93,512	2,484
^	Universal Insurance
	Holdings Inc.	136,718	2,434
	American Express Co.	37,272	2,288
*	MGIC Investment Corp.	296,000	2,270
	Lazard Ltd. Class A	57,778	2,242
	Heritage Insurance
	Holdings Inc.	138,013	2,204
	Lamar Advertising Co.
	Class A	35,712	2,196
	Prudential Financial Inc.	28,998	2,094
	Digital Realty Trust Inc.	22,500	1,991
	CoreSite Realty Corp.	27,900	1,953
	Bank of New York Mellon
	Corp.	45,875	1,690
	Government Properties
	Income Trust	89,118	1,591
	Simon Property Group Inc.	7,058	1,466
	CBL & Associates
	Properties Inc.	120,000	1,428
	Communications Sales
	& Leasing Inc.	58,453	1,301
	Ryman Hospitality
	Properties Inc.	23,400	1,205
	AvalonBay Communities Inc.	5,687	1,082

^	Apple Hospitality REIT Inc.	53,500	1,060
	Capital One Financial Corp.	15,094	1,046
	DuPont Fabros
	Technology Inc.	24,500	993
	Mack-Cali Realty Corp.	42,228	992
	Unum Group	29,048	898
	Everest Re Group Ltd.	3,900	770
	SunTrust Banks Inc.	16,865	608
	Nelnet Inc. Class A	14,966	589
	Weingarten Realty Investors	14,841	557
	Fifth Third Bancorp	26,364	440
	Discover Financial Services	8,617	439
	Monmouth Real Estate
	Investment Corp.	35,585	423
	Hartford Financial Services
	Group Inc.	8,100	373
	Xenia Hotels & Resorts Inc.	23,626	369
*	INTL. FCStone Inc.	13,772	368
	Navient Corp.	29,933	358
*	E*TRADE Financial Corp.	14,240	349
	OM Asset Management plc	24,747	330
*	KCG Holdings Inc. Class A	25,512	305
*	Ally Financial Inc.	15,460	289
	Nasdaq Inc.	4,287	285
			95,098
Health Care (13.6%)
	Johnson & Johnson	97,033	10,499
	Gilead Sciences Inc.	68,551	6,297
	Bristol-Myers Squibb Co.	85,200	5,443
	Amgen Inc.	29,900	4,483
	Eli Lilly & Co.	61,720	4,445
*	Express Scripts Holding Co.	55,835	3,835
	Anthem Inc.	25,900	3,600
	Cardinal Health Inc.	39,695	3,253
	Aetna Inc.	28,861	3,243
	UnitedHealth Group Inc.	24,523	3,161
	AmerisourceBergen Corp.
	Class A	35,900	3,107
*	Charles River Laboratories
	International Inc.	39,800	3,022
*	INC Research Holdings Inc.
	Class A	69,162	2,850
	Merck & Co. Inc.	53,231	2,816
*	PRA Health Sciences Inc.	62,828	2,687
*	Amsurg Corp.	30,100	2,246
	Pfizer Inc.	62,125	1,841
*	HCA Holdings Inc.	19,204	1,499
*	Quintiles Transnational
	Holdings Inc.	18,700	1,217
*	Hologic Inc.	28,419	980
	McKesson Corp.	6,000	944
	AbbVie Inc.	16,009	914
	Cigna Corp.	6,500	892
*	Infinity
	Pharmaceuticals Inc.	155,500	820

Structured Broad Market Fund

			Market
			Value•
		Shares	($000)
*	ICU Medical Inc.	5,757	599
*	Amedisys Inc.	9,697	469
*	Prestige Brands
	Holdings Inc.	7,853	419
	Bruker Corp.	11,751	329
			75,910
Industrials (10.9%)
	General Electric Co.	164,425	5,227
	Northrop Grumman Corp.	20,020	3,962
	General Dynamics Corp.	28,400	3,731
*	Hawaiian Holdings Inc.	68,075	3,213
	Huntington Ingalls
	Industries Inc.	23,400	3,204
	PACCAR Inc.	57,989	3,171
*	Wabash National Corp.	232,891	3,074
	BWX Technologies Inc.	89,912	3,017
*	Spirit AeroSystems
	Holdings Inc. Class A	66,411	3,012
	Global Brass & Copper
	Holdings Inc.	118,163	2,948
*	JetBlue Airways Corp.	119,400	2,522
	Cintas Corp.	26,404	2,371
	Boeing Co.	17,884	2,270
*	United Continental
	Holdings Inc.	35,651	2,134
	Southwest Airlines Co.	47,258	2,117
	Owens Corning	39,075	1,848
	Alaska Air Group Inc.	19,630	1,610
	Briggs & Stratton Corp.	66,068	1,580
	Ennis Inc.	77,668	1,518
	Comfort Systems USA Inc.	41,918	1,332
	SkyWest Inc.	49,001	980
	Interface Inc. Class A	49,792	923
	Masco Corp.	29,067	914
	Herman Miller Inc.	25,971	802
*	Quanta Services Inc.	33,754	762
	B/E Aerospace Inc.	14,616	674
	Insteel Industries Inc.	13,625	417
	Trinity Industries Inc.	18,819	345
	Fluor Corp.	6,076	326
	General Cable Corp.	26,187	320
	Steelcase Inc. Class A	21,040	314
			60,638
Information Technology (20.0%)
	Apple Inc.	121,505	13,243
	Microsoft Corp.	155,297	8,577
*	Alphabet Inc. Class A	9,690	7,392
*	Alphabet Inc. Class C	7,047	5,250
	Accenture plc Class A	43,045	4,967
*	Facebook Inc. Class A	30,161	3,441
	CDW Corp.	77,200	3,204
	Booz Allen Hamilton
	Holding Corp. Class A	103,700	3,140
*	Aspen Technology Inc.	84,492	3,053

*	Tech Data Corp.	39,377	3,023
*	Sykes Enterprises Inc.	96,182	2,903
	CSG Systems
	International Inc.	63,184	2,853
*	GoDaddy Inc. Class A	85,923	2,778
*	Cirrus Logic Inc.	75,554	2,751
*	Manhattan Associates Inc.	48,325	2,748
	Intel Corp.	82,524	2,670
	EarthLink Holdings Corp.	465,912	2,642
	CSRA Inc.	96,320	2,591
	Computer Sciences Corp.	73,477	2,527
*	Sigma Designs Inc.	350,200	2,381
*	Electronic Arts Inc.	35,623	2,355
	Broadcom Ltd.	13,942	2,154
	Avnet Inc.	47,236	2,093
	SYNNEX Corp.	22,071	2,043
	International Business
	Machines Corp.	12,686	1,921
	Jabil Circuit Inc.	90,771	1,749
	HP Inc.	125,000	1,540
	Texas Instruments Inc.	24,408	1,401
*	Extreme Networks Inc.	445,795	1,386
	Leidos Holdings Inc.	26,049	1,311
*	ON Semiconductor Corp.	132,000	1,266
*	Advanced Micro
	Devices Inc.	433,705	1,236
	Broadridge Financial
	Solutions Inc.	19,100	1,133
*	Gigamon Inc.	30,198	937
*	Cadence Design
	Systems Inc.	39,326	927
	Visa Inc. Class A	11,820	904
	Cisco Systems Inc.	23,383	666
	Intuit Inc.	6,342	660
*	NeoPhotonics Corp.	46,000	646
*	Wix.com Ltd.	26,000	527
*	Benchmark Electronics Inc.	18,020	415
*	NCR Corp.	12,568	376
	NVIDIA Corp.	9,364	334
*	First Data Corp. Class A	24,423	316
	Oracle Corp.	7,398	303
	DST Systems Inc.	2,590	292
			111,025
Materials (3.2%)
	Dow Chemical Co.	86,200	4,384
	LyondellBasell Industries
	NV Class A	41,223	3,528
*,^	Trinseo SA	79,818	2,938
	Sealed Air Corp.	56,808	2,727
	Avery Dennison Corp.	23,625	1,704
*	Chemtura Corp.	54,786	1,446
	International Paper Co.	16,128	662
	AEP Industries Inc.	7,500	495
			17,884

Structured Broad Market Fund

		Market
		Value•
	Shares	($000)
Telecommunication Services (2.5%)
Verizon
Communications Inc.	160,203	8,664
AT&T Inc.	78,245	3,065
CenturyLink Inc.	50,686	1,620
* Cincinnati Bell Inc.	175,505	679
		14,028
Utilities (3.6%)
Exelon Corp.	107,100	3,841
Public Service Enterprise
Group Inc.	76,677	3,615
FirstEnergy Corp.	94,495	3,399
UGI Corp.	79,176	3,190
American Electric Power
Co. Inc.	42,200	2,802
WGL Holdings Inc.	19,968	1,445
Entergy Corp.	13,495	1,070
PPL Corp.	13,565	516
		19,878
Total Common Stocks
(Cost $462,514)		553,510
Temporary Cash Investments (1.9%)[1]
Money Market Fund (1.8%)
[2,3] Vanguard Market
Liquidity Fund, 0.495%	10,540,902	10,541

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[4,5] Federal Home Loan Bank
Discount Notes,
0.572%, 6/22/16	200	200
[5,6]	Freddie Mac Discount Notes,
0.220%, 4/15/16	100	100
		300
Total Temporary Cash Investments
(Cost $10,840)		10,841
Total Investments (101.4%)
(Cost $473,354)		564,351

Amount
($000)
Other Assets and Liabilities (-1.4%)
Other Assets
Investment in Vanguard	48
Receivables for Investment Securities Sold	3,303
Receivables for Accrued Income	558
Total Other Assets	3,909
Liabilities
Payables for Investment Securities
Purchased	(843)
Collateral for Securities on Loan	(10,541)
Payables to Vanguard	(331)
Other Liabilities	(25)
Total Liabilities	(11,740)
Net Assets (100%)	556,520

Structured Broad Market Fund

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	449,388
Undistributed Net Investment Income	2,493
Accumulated Net Realized Gains	13,586
Unrealized Appreciation (Depreciation)
Investment Securities	90,997
Futures Contracts	56
Net Assets	556,520

Institutional Shares—Net Assets
Applicable to 1,147,331 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	36,468
Net Asset Value Per Share—
Institutional Shares	$31.78

Institutional Plus Shares—Net Assets
Applicable to 8,185,541 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	520,052
Net Asset Value Per Share—
Institutional Plus Shares	$63.53

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $10,167,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 1.4%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $10,541,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $300,000 have been segregated as initial margin for open futures contracts.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Dividends	6,623
Interest[1]	5
Securities Lending	368
Total Income	6,996
Expenses
The Vanguard Group—Note B
Investment Advisory Services	229
Management and Administrative—Institutional Shares	17
Management and Administrative—Institutional Plus Shares	147
Marketing and Distribution—Institutional Shares	—
Marketing and Distribution—Institutional Plus Shares	4
Custodian Fees	6
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—Institutional Plus Shares	—
Total Expenses	403
Net Investment Income	6,593
Realized Net Gain (Loss)
Investment Securities Sold	13,452
Futures Contracts	133
Realized Net Gain (Loss)	13,585
Change in Unrealized Appreciation (Depreciation)
Investment Securities	7,789
Futures Contracts	103
Change in Unrealized Appreciation (Depreciation)	7,892
Net Increase (Decrease) in Net Assets Resulting from Operations	28,070
1 Interest income from an affiliated company of the fund was $4,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,593	10,839
Realized Net Gain (Loss)	13,585	48,798
Change in Unrealized Appreciation (Depreciation)	7,892	(44,242)
Net Increase (Decrease) in Net Assets Resulting from Operations	28,070	15,395
Distributions
Net Investment Income
Institutional Shares	(640)	(434)
Institutional Plus Shares	(11,581)	(9,024)
Realized Capital Gain[1]
Institutional Shares	(2,234)	(3,078)
Institutional Plus Shares	(40,149)	(61,848)
Total Distributions	(54,604)	(74,384)
Capital Share Transactions
Institutional Shares	13,608	1,642
Institutional Plus Shares	19,030	65,576
Net Increase (Decrease) from Capital Share Transactions	32,638	67,218
Total Increase (Decrease)	6,104	8,229
Net Assets
Beginning of Period	550,416	542,187
End of Period[2]	556,520	550,416

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $251,000 and $16,777,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,493,000 and $8,121,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$33.24	$37.28	$32.59	$27.10	$21.03	$20.70
Investment Operations
Net Investment Income	. 384	. 662	. 632	. 573	. 544	. 385[1]
Net Realized and Unrealized Gain (Loss)
on Investments	1.421	.394	5.996	5.492	5.973	.338
Total from Investment Operations	1.805	1.056	6.628	6.065	6.517	.723
Distributions
Dividends from Net Investment Income	(.727)	(. 630)	(. 564)	(. 575)	(. 447)	(. 393)
Distributions from Realized Capital Gains	(2.538)	(4.466)	(1.374)	—	—	—
Total Distributions	(3.265)	(5.096)	(1.938)	(.575)	(.447)	(.393)
Net Asset Value, End of Period	$31.78	$33.24	$37.28	$32.59	$27.10	$21.03

Total Return	5.24%	2.80%	21.10%	22.85%	31.43%	3.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$36	$25	$26	$16	$7	$6
Ratio of Total Expenses to
Average Net Assets	0.19%	0.20%	0.24%	0.24%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets	2.20%	1.86%	1.67%	1.94%	2.19%	1.64%
Portfolio Turnover Rate	77%	66%	60%	63%	58%	56%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Financial Highlights

Institutional Plus Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$66.43	$74.52	$65.15	$54.17	$42.02	$41.36
Investment Operations
Net Investment Income	.767	1.355	1.303	1.186	1.122	.796[1]
Net Realized and Unrealized Gain (Loss)
on Investments	2.868	.781	11.981	10.980	11.951	.672
Total from Investment Operations	3.635	2.136	13.284	12.166	13.073	1.468
Distributions
Dividends from Net Investment Income	(1.463)	(1.302)	(1.169)	(1.186)	(.923)	(.808)
Distributions from Realized Capital Gains	(5.072)	(8.924)	(2.745)	—	—	—
Total Distributions	(6.535)	(10.226)	(3.914)	(1.186)	(.923)	(.808)
Net Asset Value, End of Period	$63.53	$66.43	$74.52	$65.15	$54.17	$42.02

Total Return	5.28%	2.84%	21.16%	22.95%	31.56%	3.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$520	$526	$516	$465	$379	$290
Ratio of Total Expenses to
Average Net Assets	0.14%	0.16%	0.17%	0.17%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.25%	1.90%	1.74%	2.01%	2.26%	1.71%
Portfolio Turnover Rate	77%	66%	60%	63%	58%	56%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Notes to Financial Statements

Vanguard Structured Broad Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and Institutional Plus Shares. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Structured Broad Market Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Structured Broad Market Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2016, the fund had contributed to Vanguard capital in the amount of $48,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	553,510	—	—
Temporary Cash Investments	10,541	300	—
Futures Contracts—Liabilities[1]	(5)	—	—
Total	564,046	300	—
1 Represents variation margin on the last day of the reporting period.

D. At March 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2016	29	2,975	56

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Structured Broad Market Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2016, the cost of investment securities for tax purposes was $473,473,000. Net unrealized appreciation of investment securities for tax purposes was $90,878,000, consisting of unrealized gains of $108,972,000 on securities that had risen in value since their purchase and $18,094,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2016, the fund purchased $217,505,000 of investment securities and sold $232,544,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	March 31, 2016		September 30, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	11,933	357	—	—
Issued in Lieu of Cash Distributions	1,675	52	1,642	49
Redeemed	—	—	—	—
Net Increase (Decrease)—Institutional Shares	13,608	409	1,642	49
Institutional Plus Shares
Issued	4,998	88	3,000	45
Issued in Lieu of Cash Distributions	41,158	635	62,576	940
Redeemed	(27,126)	(453)	—	—
Net Increase (Decrease)—Institutional Plus Shares	19,030	270	65,576	985

At March 31, 2016, one shareholder was the record or beneficial owner of 93% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	9/30/2015	3/31/2016	Period
Based on Actual Fund Return
Structured Large-Cap Equity Fund
Institutional Shares	$1,000.00	$1,084.01	$0.94
Institutional Plus Shares	1,000.00	1,084.17	0.73
Structured Broad Market Fund
Institutional Shares	$1,000.00	$1,052.39	$0.97
Institutional Plus Shares	1,000.00	1,052.84	0.72
Based on Hypothetical 5% Yearly Return
Structured Large-Cap Equity Fund
Institutional Shares	$1,000.00	$1,024.10	$0.91
Institutional Plus Shares	1,000.00	1,024.30	0.71
Structured Broad Market Fund
Institutional Shares	$1,000.00	$1,024.05	$0.96
Institutional Plus Shares	1,000.00	1,024.30	0.71

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Structured Large-Cap Equity Fund, 0.18% for Institutional Shares and 0.14% for Institutional Plus Shares; for the Structured
Broad Market Fund, 0.19% for Institutional Shares and 0.14% for Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Structured Large-Cap Equity and Structured Broad Market Funds has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard)—through its Quantitative Equity Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the performance of the funds since their inceptions, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost

The board concluded that the funds’ expense ratios were well below the average expense ratios charged by funds in their respective peer groups and that the funds’ advisory fee rates were also well below their peer-group averages. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the funds’ at-cost arrangements with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
Chris D. McIsaac
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College and	Chairman, 1996–2009
Chairman of its Finance and Enrollment Committee;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center.	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q08702 052016

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD QUANTITATIVE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 18, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD QUANTITATIVE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: May 18, 2016
VANGUARD QUANTITATIVE FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: May 18, 2016

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.